As filed with the Securities and Exchange Commission on June 14, 2013

Securities Act of 1933 Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

HIGHLAND FUNDS II

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-972-628-4100

Copy to:

Mr. Ethan Powell c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Mr. Brian Mitts c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201
(Name and Address of Agent for Service)

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C, Class R and Class Y shares of the Global Allocation Fund series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on July 15, 2013 pursuant to Rule 488 under the Securities Act of 1933.

HIGHLAND INTERNATIONAL EQUITY FUND

HIGHLAND GLOBAL SELECT EQUITY FUND

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

1-877-665-1287

[July 15], 2013

Dear Shareholder:

Enclosed please find several documents that are being furnished to you in connection with a Special Joint Meeting of Shareholders (the “Meeting”) of Highland International Equity Fund and Highland Global Select Equity Fund (together the “Acquired Funds,” and each an “Acquired Fund”). Each Acquired Fund is an open-end fund that is a series of Highland Funds II (the “Trust”), a Massachusetts business trust. The Meeting will be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201 on [August 16], 2013 at [9:00 a.m.] We hope this material will receive your immediate attention.

At the Meeting, shareholders of each Acquired Fund will be asked to consider and approve the reorganization of each of the Acquired Funds into Highland Global Allocation Fund (the “Acquiring Fund”), an open-end fund that is also a series of the Trust. If shareholders of your Acquired Fund approve the proposed reorganization and if the other conditions to the proposed reorganization are satisfied, your Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the obligations and liabilities of your Acquired Fund. After these transfers, your Acquired Fund will be liquidated and dissolved. The reorganization of each Acquired Fund into the Acquiring Fund is not contingent upon the shareholders of the other Acquired Fund approving its reorganization.

While the reorganizations will bring about some changes, we expect the proposed reorganizations will offer you the following advantages:

Greater Efficiency. The proposed reorganization of each Acquired Fund into the Acquiring Fund will enable shareholders of each Acquired Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Continued strength of fund management. Highland Capital Management Fund Advisors, L.P. (the “Adviser”) currently serves as the investment adviser to the Acquired Funds and the Acquiring Fund, and, following the Reorganizations, will continue to serve as the investment adviser to the Acquiring Fund. Oversight of the Acquiring Fund will continue to be provided by the Board of Trustees of the Trust (the “Board”). Organized in February 2009, Highland Capital Management Fund Advisors, L.P. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has approximately $2.3 billion in assets under management as of March 31, 2013.

Lower operating expenses. The Acquiring Fund is expected to incur lower expenses than the Acquired Funds are currently incurring based on economies of scale generated from spreading fixed costs over more assets and lower management fees.

Tax-free Reorganization. The reorganizations are expected to qualify as tax-free transactions for U.S. federal income tax purposes, meaning that neither the Acquired Funds nor shareholders of the Acquired Funds are expected to recognize a gain or loss directly as a result of the reorganizations.

More information on the specific details and reasons for your Acquired Fund’s proposals are contained in the enclosed combined Prospectus/Proxy Statement. The Notice of Special Joint Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.

The Board has approved the proposed reorganizations and recommends that you vote in favor of each reorganization.

We welcome your attendance at the Meeting. Your vote is important to us. If you are unable to attend the meeting in person, we urge you to vote your proxy by mail, so your shares may be voted according to your instructions.

Sincerely,

[•]

Ethan Powell
Principal Executive Officer
Highland Funds II

HIGHLAND INTERNATIONAL EQUITY FUND

HIGHLAND GLOBAL SELECT EQUITY FUND

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

1-877-665-1287

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON [AUGUST 16], 2013

To Shareholders of Highland International Equity Fund and Highland Global Select Equity Fund:

NOTICE IS HEREBY GIVEN of a Special Joint Meeting of Shareholders (the “Meeting”) of Highland International Equity Fund and Highland Global Select Equity Fund (collectively, the “Acquired Funds” and each, an “Acquired Fund”), each a series of Highland Funds II (the “Trust”) a Massachusetts business trust, that will be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201 on [August 16], 2013 at [9:00 a.m.], to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization by and among the Acquired Funds and the Trust, on behalf of Highland Global Allocation Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption of the obligations and liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization.

Acquired Fund	Acquiring Fund
Highland International Equity Fund	Highland Global Allocation Fund
Highland Global Select Equity Fund	Highland Global Allocation Fund

2. Any other business that may properly come before the meeting or any adjourned or postponed session of the meeting.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on June 17, 2013 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed session thereof.

The proposed reorganizations are described in the attached combined Prospectus/Proxy Statement and a form of Agreement and Plan of Reorganization is attached as Appendix A to the combined Prospectus/Proxy Statement. The enclosed proxy is being solicited on behalf of the Board. The Board unanimously recommends approval of these proposals.

By Order of the Board,

Ethan Powell
Secretary
Highland Funds II

[July 15], 2013

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card. Please vote as soon as possible to help avoid additional proxy solicitation costs and so that the Meeting may be held as scheduled.

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[July 15], 2013

HIGHLAND FUNDS II Highland Global Allocation Fund (the “Acquiring Fund”)	HIGHLAND INTERNATIONAL EQUITY FUND HIGHLAND GLOBAL SELECT EQUITY FUND (the “Acquired Funds”)
c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, TX 75201 1-877-665-1287	c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, TX 75201 1-877-665-1287

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement, including the attached appendices (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about [July 15], 2013. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Funds and sets forth concisely information you should know before voting on the following proposal:

Proposal:	To be Voted on by Shareholders of:
1. Approval of the Agreement and Plan of Reorganization by and among Highland International Equity Fund, Highland Global Select Equity Fund and Highland Funds II, on behalf of the Acquiring Fund, which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption of the obligations and liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization (the “Reorganization Proposal”).	Highland International Equity Fund Highland Global Select Equity Fund

The Acquired Funds and Acquiring Fund may be referred to herein as the “Funds.”

These proposals will be considered by shareholders of the Acquired Funds at a Special Joint Meeting of Shareholders of the Acquired Funds (the “Meeting”) that will be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, on [August 16], 2013 at [9:00 a.m.] The Board of Trustees of Highland Funds II (the “Board”) recommends that shareholders approve the Reorganization Proposal. The shareholders of each Acquired Fund will vote separately on the Reorganization Proposal, but shareholders of both Acquired Funds must approve the Reorganization Proposal in order for the reorganizations to occur.

The Agreement and Plan of Reorganization for the Acquired Funds provides for (i) the transfer of all the assets of Highland International Equity Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the obligations and liabilities of Highland International Equity Fund by the Acquiring Fund; and (ii) the transfer of all the assets of Highland Global Select Equity Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the obligations and liabilities of Highland Global Select Equity Fund by the Acquiring Fund.

It is intended that, as a result of the reorganization of your Acquired Fund, you will receive on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund equal to the value of your share of the net assets of the corresponding class of shares of your Acquired Fund, as determined using the valuation policies and procedures of Highland Funds II (the “Trust”), transferred to the Acquiring Fund on the closing date, which is expected to be in August 2013 or such later date as the Acquiring Fund and Acquired Funds may agree (the “Closing Date”). Pursuant to the Agreement and Plan of Reorganization, each Acquired Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganizations.” A proposed form of Agreement and Plan of Reorganization is enclosed with this Prospectus/Proxy Statement as Appendix A — Form of Agreement and Plan of Reorganization. Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

The Trust is a registered open-end management investment company made up of multiple series of redeemable shares organized as a Massachusetts business trust. Each series is operated as a separate mutual fund. Each Acquired Fund and the Acquiring Fund is a series of the Trust and is a registered open-end management investment company.

Highland Capital Management Fund Advisors, L.P., a Delaware limited partnership (the “Adviser”), serves as the investment adviser to the Acquired Funds and the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund after the Reorganizations. GE Asset Management Incorporated (“GEAM”), the Acquired Funds’ current sub-adviser, will not continue to serve as a sub-adviser after the Reorganizations.

The following documents have been filed with the Securities and Exchange Commission (the “Commission”) and are hereby incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated [•], 2013, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”).

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•	The Prospectus of Highland Funds II, dated February 1, 2013, as supplemented.

•	The Statement of Additional Information of Highland Funds II, dated February 1, 2013, as supplemented.

For a free copy of the Statement of Additional Information of the Acquiring Fund relating to this Prospectus/Proxy Statement (the “Reorganization SAI”), shareholders may call 1-877-665-1287 or write to the Acquired Funds at the address listed on the cover of this Prospectus/Proxy Statement.

The following documents have been filed with the Commission and are incorporated into the Reorganization SAI by reference:

•	The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Highland Funds II, as of and for the period ended September 30, 2012.

The Reorganization SAI also contains unaudited financial statements of the Acquired Funds, as of and for the period ended March 31, 2013.

The Funds have previously sent their Annual Reports to their respective shareholders. For a free copy of these reports or any of the documents listed above relating to a Fund, shareholders may call 1-877-665-1287 or write to the Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders may also obtain each Fund’s Prospectus at www.highlandfunds.com.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the Commission. Text-only versions of all of the foregoing Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the Commission’s internet site at www.sec.gov. Shareholders can review and copy information about the Acquired Funds, the Trust and the Acquiring Fund by visiting the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

SHARES OF THE ACQUIRING FUND:

•	ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; AND

•	INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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I. QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

The following questions and answers provide an overview of key features of the Reorganization Proposal. Please review this Prospectus/Proxy Statement prior to casting a vote. You may also obtain a copy of each Acquired Fund’s prospectus and statement of additional information by calling 1-877-665-1287. Please call 1-877-665-1287 with any questions about a proposal or this Prospectus/Proxy Statement generally.

1.	What transactions are being proposed?

Shareholders of each Acquired Fund are being asked to approve the Agreement and Plan of Reorganization with respect to such Acquired Fund. A copy of a form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. If approved by the shareholders of your Acquired Fund and subject to certain other conditions being satisfied or waived, your Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. At the same time, the Acquiring Fund will assume all the obligations and liabilities of your Acquired Fund. Following these transfers, you will receive a number of full and fractional Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund for the corresponding class of shares of your Acquired Fund equal to the value of the net assets of the Acquired Fund, as determined using the Trust’s valuation policies and procedures, transferred to the Acquiring Fund and attributable to you on the Closing Date, which is expected to be August 2013 or such other date as the parties may agree. You are expected to receive such Acquiring Fund shares without paying any sales charges on a tax-free basis (for U.S. federal income tax purposes). Your Acquired Fund will then be liquidated and dissolved.

The closing of the Reorganizations (the “Closing”) is contingent upon certain conditions either being satisfied or waived. For each Acquired Fund, the Reorganization must be approved by the affirmative vote of the outstanding voting securities of the Acquired Fund. Although the Board recommends that shareholders approve the reorganization of both Acquired Funds into the Acquiring Fund, the approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of the other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its Reorganization, but shareholders of the other Acquired Fund do not approve the second Acquired Fund’s Reorganization, it is expected that the Reorganization of the first Acquired Fund will take place as described in this combined Prospectus/Proxy Statement. In addition, each Acquired Fund must satisfy the other conditions to Closing applicable to it (or such conditions must be waived) before either Reorganization occurs. Therefore, it is possible that your Fund’s Reorganization may not occur, even if shareholders of your Fund approve the Reorganization. Further, in the event that the shareholders of an Acquired Fund approve the Agreement and Plan of Reorganization with respect to such Acquired Fund but the Reorganization does not close, such approval shall not be deemed to be an independent approval of the liquidation and dissolution of such Acquired Fund. If a Reorganization is not consummated, the Board may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders, including liquidation of the Acquired Fund. The Closing Date is expected to occur in August 2013 or such other date as the parties may agree.

2.	Why are the Reorganizations being proposed?

The Adviser and the Board are proposing the reorganization of each Acquired Fund into the Acquiring Fund because it offers shareholders of the Acquired Funds the opportunity to invest in a fund with similar investment policies, but with stronger relative historical performance to its peer group and a lower management fee. The Reorganizations are intended to provide the Adviser with additional flexibility to potentially take advantage of the global thematic investment approach that seeks to better leverage the expertise of the full Highland Capital analytical team. For a detailed discussion of the Trustees’ deliberations, see “Information about the Proposed Merger — Trustees’ Considerations Relating to Proposed Merger.”

The Board has carefully considered the anticipated benefits and costs of the proposed Reorganizations. The Board unanimously approved the proposed reorganizations in respect of each of the Acquired Funds and recommended its approval by shareholders of the Acquired Funds.

For a more complete discussion of the factors affecting the Board’ decision, please see “Proposal 1: Reorganizations of the Acquired Funds into the Acquiring Fund — Information About the Reorganizations — Board of Trustees’ Considerations.”

3.	How do the investment objectives, principal investment strategies, principal risks and policies of the Acquired Funds compare to those of the Acquiring Fund?

        The investment objective of each of the Acquired Funds is substantially similar to the investment objective of the Acquiring Fund. More specifically, the investment objective of each Acquired Fund is long-term capital growth and the investment objective of the Acquiring Fund is long-term capital growth and future income. (Future income means the ability to pay dividends in the future.) With respect to the portion of the Acquiring Fund’s investment objective that relates to future income, the Adviser expects that, generally, the same securities that have potential for capital appreciation will be the ones that have potential for future income. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective is a fundamental policy, which means that the Board cannot change it without shareholder approval.

Each Acquired Fund invests at least 80% of its net assets under normal market conditions in equity securities, such as common and preferred stocks, plus borrowings for investment purposes.

The Acquiring Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Among other things, this means that it may invest less than 80% of its net assets under normal market conditions in equity securities.

The Acquiring Fund, under normal market conditions, intends to invest at least 50% of its net assets in equity securities.

Highland International Equity Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the U.S. Under normal circumstances, Highland International Equity Fund’s assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries.

Highland Global Select Equity Fund invests in companies in both developed and emerging market countries, including the United States, but will invest at least 25% of its total assets in non-U.S. issuers. Under normal circumstances, the Fund’s assets are invested primarily in countries included in the Morgan Stanley Capital International All Country World Index and in no fewer than three different countries (not including the United States).

The Acquiring Fund, under normal market conditions, intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers. While the Acquiring Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Acquiring Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times.

Highland International Equity Fund seeks to identify securities of large and medium capitalization companies.

Highland Global Select Equity Fund may invest in securities of issuers of any market capitalization.

Although the equity securities in which the Acquiring Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets without limit, the Acquiring Fund will primarily invest in equity securities of large capitalization companies (meaning a market capitalization of $2 billion or more) that are located in developed markets.

Each Acquired Fund and the Acquiring Fund may invest in exchange-traded funds (“ETFs”) and may use derivatives as substitutes for securities in which it can invest. Each Acquired Fund and the Acquiring Fund may also use derivatives to hedge various investments for risk management and speculative purposes.

The Acquiring Fund and Highland International Equity Fund are classified as “diversified” funds under the 1940 Act. While Highland Global Select Fund is also classified as a “diversified” fund under the 1940 Act, Highland Global Select Fund will typically invest in approximately 30-50 different issuers, resulting in a more concentrated portfolio than a more widely diversified Fund.

Each Fund adheres to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Because the Acquiring Fund may invest in a broader range of investments than the Acquired Funds (e.g., unlike the Acquired Funds, the Acquiring Fund may seek exposure to investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, and the Acquiring Fund may invest a greater percentage of its assets in debt securities and money market securities than the Acquired Funds), it may be exposed to a broader range of risks than those Funds. A description of the Acquiring Fund’s principal risks and a comparison of the Acquiring Fund’s and the Acquired Funds’ principal risks is included in the section of this Prospectus/Proxy statement entitled “Information About the Acquiring Fund and the Acquired Funds.” Although the Funds may be subject to many of the same risks listed therein, they may be subject to a particular risk to different degrees. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

In addition, because the Acquiring Fund may invest in a broader range of investments, it is anticipated that a portion of each Acquired Fund’s assets will be sold in connection with the Reorganizations; this portfolio turnover could result in transaction expenses and in higher taxes for shareholders that hold shares in taxable accounts.

For additional information about the Funds’ strategies and their corresponding risks, please see “Information About the Acquiring Fund and the Acquired Funds” and Appendix C — Information Applicable to the Acquiring Fund.

The Acquired Funds and the Acquiring Fund have adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of an Acquired Fund or the Acquiring Fund, as applicable. Non-fundamental investment policies can be changed by the Board, without the consent of a Fund’s shareholders. As discussed above, each of the Acquired Fund’s and the Acquiring Fund’s investment objective is substantially similar. All other fundamental investment policies, including each of the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions, are identical. In addition, each of the Acquired Fund’s and the Acquiring Fund’s non-fundamental investment restrictions are substantially similar. For a comparison of the Acquiring Fund’s and the Acquired Funds’ fundamental policies, please see Appendix B — Comparison of Fundamental and Non-Fundamental Investment Policies.

The Acquiring Fund’s fundamental and non-fundamental investment policies are similar to those used by other investment portfolios offered by the Trust. The Acquiring Fund’s fundamental and non-fundamental investment policies are designed to meet the requirements of the 1940 Act and the rules and regulations thereunder while providing the portfolio managers of the Acquiring Fund flexibility to respond to market, industry and regulatory changes.

For more information regarding any of the Acquired Funds’ or Acquiring Fund’s investment policies and restrictions, see the applicable Acquired Fund’s Statement of Additional Information or the Reorganization SAI, respectively.

4.	How do the fees and expenses of the Acquired Funds compare to the estimated fees and expenses of the Acquiring Fund following the Reorganizations?

The following tables show the fees and expenses for the shares of each Acquired Fund and the Acquiring Fund for its fiscal period ended September 30, 2012, followed by the estimated fees and expenses of the Acquiring Fund, assuming consummation of the Reorganizations (the “Pro Forma Combined” fees and expenses). As illustrated below, the total fund operating expense ratios of the Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund are expected to be lower than the current total fund operating expense ratios of the corresponding shares of the Acquired Funds. Each Acquired Fund’s and the Acquiring Fund’s management fees are calculated based on average daily managed assets. As illustrated below, the management fee of the Acquiring Fund is also expected to be lower than the management fee of each of the Acquired Funds.

The examples following the tables will help you compare the cost of investing in each Acquired Fund with the estimated cost of investing in the Acquiring Fund.

Shareholders of the Acquired Funds will not pay additional sales charges in connection with the Reorganizations. Class A, Class B, Class C, Class R and Class Y shares of each of the Acquired Funds typically charge a 2.00% fee for exchanges and redemptions of shares within ninety (90) days of their purchase date. However, the redemption fee has been currently suspended for the Acquired Funds.

Shareholder Fees (fees paid directly from your investment)

Highland International Equity Fund

	Class A	Class B	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	4.00%	1.00	%(1)	None	None
Redemption Fee (as a % of redemption proceeds on redemptions within 90 days; currently suspended)	2.00%	2.00%	2.00%		2.00%	2.00%
Exchange Fee (as a % of proceeds on exchanges within 90 days; currently suspended)	2.00%	2.00%	2.00%		2.00%	2.00%

(1)	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

Highland Global Select Equity Fund

	Class A	Class B	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	4.00%	1.00	%(1)	None	None
Redemption Fee (as a % of redemption proceeds on redemptions within 90 days; currently suspended)	2.00%	2.00%	2.00%		2.00%	2.00%
Exchange Fee (as a % of proceeds on exchanges within 90 days; currently suspended)	2.00%	2.00%	2.00%		2.00%	2.00%

(1)	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

Highland Global Allocation Fund (Current) (Acquiring Fund)

	Class A	Class B	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	4.00%	1.00	%(1)	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None		None	None
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	None	None		None	None

(1)	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

Highland Global Allocation Fund (Pro Forma Combined) (Acquiring Fund)

	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	4.00%	1.00%	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)

Highland International Equity Fund

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses(1)	2.46%	2.46%	2.46%	2.46%	2.46%
Total Annual Fund Operating Expenses	3.51%	4.26%	4.26%	3.76%	3.26%

(1)	“Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

Highland Global Select Equity Fund

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses(1)	1.24%	1.24%	1.24%	1.24%	1.24%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.25%	3.00%	3.00%	2.50%	2.00%

(2)	“Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

Highland Global Allocation Fund (Current) (Acquiring Fund)

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.27%	2.02%	2.02%	1.52%	1.02%

Highland Global Allocation Fund (Pro Forma Combined) (Acquiring Fund)

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%	1.29%	0.79%

Expense Examples

These examples will help you compare the cost of investing in each Fund with the cost of investing in other funds. The examples assume that (i) you invest $10,000 for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. All expense information is based on the information set out in the tables above, including pro forma expense information for the Acquiring Fund. Your actual costs may be higher or lower than those shown below.

Highland International Equity Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$908	$1,590	$2,292	$4,140
Class B: if you did not sell your shares	$428	$1,292	$2,170	$4,125
if you sold all your shares at the end of the period	$828	$1,492	$2,170	$4,125
Class C: if you did not sell your shares	$428	$1,292	$2,170	$4,421
if you sold all your shares at the end of the period	$528	$1,292	$2,170	$4,421
Class R	$378	$1,149	$1,939	$4,002
Class Y	$329	$1,004	$1,702	$3,558

Highland Global Select Equity Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$790	$1,238	$1,711	$3,011
Class B: if you did not sell your shares	$303	$927	$1,577	$2,982
if you sold all your shares at the end of the period	$703	$1,127	$1,577	$2,982
Class C: if you did not sell your shares	$303	$927	$1,577	$3,318
if you sold all your shares at the end of the period	$403	$927	$1,577	$3,318
Class R	$253	$779	$1,331	$2,836
Class Y	$203	$627	$1,078	$2,327

Highland Global Allocation Fund (Current) (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Class A	$697	$955	$1,232	$2,021
Class B: if you did not sell your shares	$205	$634	$1,088	$1,978
if you sold all your shares at the end of the period	$605	$834	$1,088	$1,978
Class C: if you did not sell your shares	$205	$634	$1,088	$2,348
if you sold all your shares at the end of the period	$305	$634	$1,088	$2,348
Class R	$155	$480	$829	$1,813
Class Y	$104	$325	$563	$1,248

Highland Global Allocation Fund (Pro Forma Combined) (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$1,116	$1,772
Class B: if you did not sell your shares	$182	$564	$970	$1,727
if you sold all your shares at the end of the period	$582	$764	$970	$1,727
Class C: if you did not sell your shares	$182	$564	$970	$2,106
if you sold all your shares at the end of the period	$282	$564	$970	$2,106
Class R	$131	$408	$707	$1,556
Class Y	$81	$253	$439	$978

Portfolio Turnover. The Acquired Funds and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. During the fiscal year ended September 30, 2012, the Acquiring Fund’s portfolio turnover rate was 47% of the average value of its portfolio, Highland Global Select Equity Fund’s portfolio turnover rate was 94% of the average value of its portfolio and Highland International Equity Fund’s portfolio turnover rate was 48% of the average value of its portfolio. The portfolio turnover rate of the Acquiring Fund may change due to the Acquiring Fund’s modified investment strategy, which the Adviser began implementing in April 2013.

5.	What will be the role of the Adviser following the proposed Reorganizations?

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser of the Acquired Funds and will serve as the investment adviser to the Acquiring Fund (subject to the supervision of and policies established by the Board).

The Trust has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”) pursuant to which the Adviser provides the day-to-day management of the Acquiring Fund’s portfolio of securities, which includes buying and selling securities for the Acquiring Fund and conducting investment research. Additionally, the Adviser furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Trust who is the Adviser’s affiliate. In return for its advisory and administrative services, the Acquiring Fund will pay the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 0.40% of the Acquiring Fund’s average daily managed assets. “Average Daily Managed Assets” of the Acquiring Fund shall mean the average daily value of the total assets of the Acquiring Fund, less all accrued liabilities of the Acquiring Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Acquiring Fund is available in the Highland Funds II annual report to shareholders for the period ended September 30, 2012. The Investment Advisory Agreement may be terminated by the Acquiring Fund or by vote of a majority of the outstanding voting securities of the Acquiring Fund, without the payment of any penalty, on not more than 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreements between the Trust and the Adviser and between each Acquired Fund and the Adviser are subject to Delaware law. Pursuant to the Acquiring Fund’s Investment Advisory Agreement, the Acquiring Fund has undertaken to indemnify the Adviser and its affiliates for certain liabilities arising under the agreement, except liabilities arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his position. The Acquired Funds’ investment advisory agreements contain a similar provision.

Highland Funds II has entered into an administration services agreement with State Street Bank and Trust Company (“State Street”) and pays State Street a joint fee for administration and accounting services. The terms of the administration agreement of each of the Acquired Funds and the Acquiring Fund are identical. State Street has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over each Fund.

The Adviser is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. As of March 31, 2013, the Adviser had approximately $2.3 billion in assets under management. The Adviser (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 2009.

5.	What Acquiring Fund shares will shareholders of the Acquired Funds receive if the Reorganizations occur?

Shareholders of each class of an Acquired Fund will receive the corresponding shares of the Acquiring Fund as indicated below.

Acquired Fund	Acquiring Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class R	Class R
Class Y	Class Y

Each of the Acquired Funds and the Acquiring Fund is a series of the Trust, a Massachusetts business trust, and is governed by the Trust’s Declaration of Trust and Bylaws. If the Reorganizations occur, investors will have the same voting and other rights as those they had as shareholders of the Acquired Funds, but as shareholders of the Acquiring Fund. With respect to matters to be voted on by the shareholders of all the series of the Trust as a group, such as the election of Trustees or matters affecting the entire trust, the votes of shareholders of the Acquiring Fund will be counted with the votes of the other series of the Trust.

6.	How will the net asset value of the Acquired Funds be determined for purposes of the Reorganizations?

The valuation policies and procedures of the Acquiring Fund, which are identical to those of the Acquired Funds, will be used to determine the aggregate net asset value of the portfolio securities of an Acquired Fund to be transferred to the Acquiring Fund.

7.	How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Funds?

The Acquired Funds and the Acquiring Fund have generally the same policies for distributing, purchasing, exchanging and redeeming shares, with the following exception: while Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund do not charge a redemption fee, each of the Acquired Funds typically charge a 2.00% fee for exchanges and redemptions of shares within ninety (90) days of their purchase date. However, the redemption fee has been currently suspended for the Acquired Funds. For a detailed description of the shareholder policies and procedures of the Acquiring Fund, see Appendix C — Information Applicable to the Acquiring Fund.

8.	What are the U.S. federal income tax consequences of the Reorganizations?

The Reorganizations are expected to be tax-free reorganizations for U.S. federal income tax purposes. This means that neither the Acquired Funds nor shareholders of the Acquired Funds are expected to recognize a gain or loss directly as a result of the Reorganizations.

The aggregate tax basis of Acquiring Fund shares received by an Acquired Fund shareholder in a Reorganization is expected to be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares exchanged for such Acquiring Fund shares. The shareholder’s holding period for Acquiring Fund shares received pursuant to a Reorganization is expected to be determined by including the holding period for the Acquired Fund shares exchanged for such Acquiring Fund shares, provided that the shareholder held those Acquired Fund shares as capital assets.

It is anticipated that a portion of the portfolio assets of each Acquired Fund will be sold in connection with its Reorganization. The actual tax impact of such sales, if any, will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders that hold shares in taxable accounts.

Because the Reorganizations will end the taxable years of the Acquired Funds, the Reorganizations could have the effect of accelerating distributions to shareholders for (i) their current taxable years beginning October 1, 2012 and ending on the Closing Date and (ii) any prior taxable years of the Acquired Funds to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code. Any such taxable-year end distributions will be taxable to Acquired Fund shareholders that hold shares in taxable accounts, when distributed to them. At any time prior to the consummation of the Reorganizations, a shareholder may redeem shares of an Acquired Fund; such a redemption will generally result in the recognition of gain or loss to such shareholder for U.S. federal income tax purposes, if the shareholders holds the shares in a taxable account. For more information about the U.S. federal income tax consequences of the Reorganizations, see “Federal Income Tax Consequences” below.

Information about the Reorganizations.

Introduction

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Funds by and on behalf of their Boards of Trustees for use at the Meeting to approve each Reorganization. The Meeting will be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, on [August 16], 2013 at [9:00 a.m.] Shareholders of an Acquired Fund are only being asked to approve the Agreement and Plan of Reorganization with respect to their Acquired Fund.

Terms of the Proposed Reorganizations

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization. For a more complete understanding of the Agreement and Plan of Reorganization, see Appendix A — Form of Agreement and Plan of Reorganization.

•	Each Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Acquired Fund’s obligations and liabilities and will issue shares of the Acquiring Fund (“Acquisition Shares”) of the corresponding class to the Acquired Fund. The value of each Acquired Fund’s assets, as well as the number of Acquisition Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement and Plan of Reorganization. The Acquisition Shares will have an aggregate net asset value on the day of the closing of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. The Acquisition Shares will immediately be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. No shareholders of any Acquired Fund will pay any sales charge in connection with its Reorganization.

•	The net assets of each Acquired Fund will be valued as of 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Funds, on the same date as the Closing Date (the “Valuation Date”), using the valuation policies and procedures for the Acquiring Fund as set forth in the Trust’s Declaration of Trust and Bylaws and Appendix C to this Prospectus/Proxy Statement.

•	Class A shares of the Acquiring Fund will be distributed by each Acquired Fund to its Class A shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class B shares of the Acquiring Fund will be distributed by each Acquired Fund to its Class B shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class C shares of the Acquiring will be distributed by each Acquired Fund to its Class C shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class R shares of the Acquiring Fund will be distributed by each Acquired Fund to its Class R shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class Y shares of the Acquiring will be distributed by each Acquired Fund to its Class Y shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	After the Reorganizations, each Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•	Each Reorganization requires approval by the applicable Acquired Fund’s shareholders and satisfaction of a number of other conditions.

•	The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the closing date thereof, or by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, the Adviser will bear all costs associated with the Reorganization.

Shares Shareholders Will Receive

In the case of each Reorganization, Class A, Class B, Class C, Class R and Class Y shareholders of the Acquired Fund will receive Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund, respectively. In comparison to the shares a shareholder owns prior to the Reorganization, the shares a shareholder receives will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares as of the day of the closing of the Reorganizations, as determined using the Trust’s valuation policies and procedures.

•	The Acquiring Fund does not currently charge a redemption fee. However, Financial Advisors may impose short-term trading restrictions. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

•	Shareholders will have the same voting and other rights as those they currently have, but as shareholders of the Acquiring Fund.

For further information on the shareholder policies and procedures of the Acquiring Fund, please read “How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Funds?” in this Prospectus/Proxy Statement and Appendix C — Additional Information Applicable to the Acquiring Fund. For further information on the rights of shareholders of the Acquired Funds and shareholders of the Acquiring Fund, please read “What Acquiring Fund shares will shareholders of the Acquired Funds receive if the Reorganizations occur?” in this Prospectus/Proxy Statement.

Board of Trustees’ Considerations

At a meeting held January 17, 2013, representatives of the Adviser provided, and the Trustees of the Acquired Funds reviewed, detailed information about the proposed Reorganizations. After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board unanimously approved the Reorganization of each Acquired Fund.

Before approving the Reorganizations, the Trustees of the Acquired Funds examined all factors that they considered relevant. In connection with their deliberations, the Trustees, with the advice and assistance of legal counsel, inquired into a number of matters and evaluated the above-referenced information and considered, among other things, the following:

1. The similarity of the Funds’ investment objectives, policies and restrictions and the Funds’ permitted investments and the fact that the Funds are managed by the same investment adviser.

2. The estimated net operating expenses that shareholders of each class of shares of each Acquired Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganizations relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses generally are expected to decline as a result of the Reorganizations due, in part, to the fact that the Acquiring Fund will spread fixed costs over a larger asset base.

3. The greater average annual total returns of the Acquiring Fund’s class A shares compared to each of the Acquired Fund’s class A shares over the most recently completed 1, 5 and 10 calendar years, as of September 30, 2012, as such information was presented to the Board on November 30, 2012 and as such information was reported to shareholders in each Fund’s most recent annual report.

4. The transaction-related expenses in connection with the Reorganizations.

5. The lower management fee of the Acquiring Fund compared to the Acquired Funds.

6. The current assets of the Acquired Funds and the Acquiring Fund.

7. The Adviser’s experience and resources in managing mutual funds and the Adviser’s familiarity with the Highland fund complex.

8. That the Reorganizations should provide the Adviser with additional flexibility to potentially take advantage of the global thematic investment approach that seeks to better leverage the expertise of the full Highland Capital analytical team.

9. That shareholders of the Acquired Funds should experience no material change in shareholder services as a result of the Reorganizations.

10. That the Adviser will bear the costs of the Reorganizations.

11. That the Reorganizations are expected to be tax-free for U.S. federal income tax purposes, meaning that neither the Acquired Funds nor shareholders of the Acquired Funds are expected to recognize a gain or loss directly as a result of the Reorganizations.

12. The future prospects for the Acquired Funds and alternatives to the Reorganizations, including liquidation of each Acquired Fund.

The Trustees of the Acquired Funds, including all Trustees who are not “interested persons” of the Acquired Funds as defined in the 1940 Act (the “Independent Trustees”), have unanimously determined that each Reorganization would be in the best interests of the applicable Acquired Fund and its shareholders, and that the interests of existing shareholders of each Acquired Fund would not be diluted as a result of the Reorganizations. The Trustees (including the Independent Trustees) have unanimously approved the Reorganizations and recommend that you vote in favor of the Reorganizations by approving the Agreement and Plan of Reorganization with respect to your Acquired Fund. Each shareholder should carefully consider whether remaining a shareholder of the Acquiring Fund after the Reorganizations is consistent with that shareholder’s financial needs and circumstances.

The Board of Trustees of the Trust approved the Reorganizations at a meeting held on January 17, 2013. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganizations.

Performance Information

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the performance of the Acquiring Fund’s Class A Shares for each full calendar year and by showing how the Acquiring Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Acquiring Fund’s past performance (before and after taxes) does not predict how the Acquiring Fund will perform in the future. The Acquiring Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class B, Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.highlandfunds.com/Funds-Performance or by calling 1-877-665-1287.

The bar chart shows the performance of the Acquiring Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Acquiring Fund was 16.72% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -21.47% for the quarter ended December 31, 2008. The Acquiring Fund’s year-to-date total return for Class A Shares through December 31, 2012 was 13.21%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years	Since Inception
Class A (inception 9/8/93)
Return Before Taxes	6.72%	-0.42%	5.83%	7.56%
Return After Taxes on Distributions	6.23%	-0.68%	5.05%	6.16%
Return After Taxes on Distributions and Redemptions	5.01%	-0.40%	5.02%	6.11%
Return Before Taxes
Class B (inception 9/8/93)	8.32%	0.02%	5.81%	7.59%
Class C (inception 9/30/99)	11.28%	0.02%	5.66%	2.26%
Class R (inception 1/29/08)	13.17%	N/A	N/A	2.21%
Class Y (inception 1/5/98)	13.51%	1.02%	6.81%	5.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 8/31/93)	15.99%	1.66%	7.10%	8.06%
FTSE World Index (reflects no deduction for fees, expenses or taxes) (inception 12/31/93)	17.14%	-0.50%	8.89%	7.00%

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Financial Intermediary Compensation

If you purchase shares of an Acquired Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Distribution Arrangements

The terms of the distribution and shareholder servicing arrangements of the Acquiring Fund are the same as those of the Acquired Funds. Class A, Class B, Class C, Class R and Class Y shareholders of each Acquired Fund will receive Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund, respectively. Neither Class Y Shares of the Acquired Funds nor Class Y shares of the Acquiring Fund have distribution and service (12b-1) fees.

Pursuant to distribution plans under Rule 12b-1 of the 1940 Act (the “Distribution Plans”), the Acquired Funds and the Acquiring Fund may pay distribution and other fees for the sale and distribution of their respective shares and for services provided to shareholders. The terms of the Distribution Plans of the Acquiring Fund are the same as those of the Acquired Funds.

The distribution and shareholder servicing agreements of the Trust and each Acquired Fund, unless sooner terminated, will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements related to the Distribution Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plans. For more information regarding the Acquiring Fund’s distribution and shareholder servicing arrangements, see “Distribution and Shareholder Service Fees” in Appendix C.

Federal Income Tax Consequences

Tax Status of the Reorganizations

The Reorganizations are intended to qualify for U.S. federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, Ropes & Gray LLP, counsel to each of the Acquired Funds and the Acquiring Fund, will deliver to the Funds an opinion to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, with respect to such Reorganization:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Acquired Fund assets transferred to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization in exchange for the issuance of Acquisition Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such transfer;

•	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Acquired Fund in the Reorganization will include the periods during which those assets were held or are treated for federal income tax purposes as having been held by the Acquired Fund;

•	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or upon the distribution of Acquisition Shares by the Acquired Fund to its shareholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of all of their shares of the Acquired Fund for Acquisition Shares;

•	Under Section 358 of the Code, the aggregate tax basis of the Acquisition Shares that an Acquired Fund shareholder receives in exchange for Acquired Fund shares in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will be determined by including the periods during which the shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinions are not guarantees that the tax consequences of the Reorganizations will be as described above. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion. An opinion of counsel is not binding upon the IRS or the courts.

If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Acquisition Shares he or she received.

Other Tax Considerations

It is anticipated that a portion of the portfolio assets of each Acquired Fund will be sold in connection with its Reorganization. The actual tax impact of such sales, if any, will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders that hold shares in taxable accounts.

Prior to the Closing of the Reorganizations, each Acquired Fund will declare a distribution or distributions to its shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income (if any) and net realized capital gains (if any) for (i) the current taxable year beginning October 1, 2013 and ending on the Closing Date and (ii) any prior taxable year of the Acquired Fund to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code. These distributions generally will be taxable to Acquired Fund shareholders that hold shares in taxable accounts.

In addition, in connection with the Reorganizations, the Acquiring Fund will declare and pay a distribution or distributions to its shareholders on or before the Closing Date which, together with all previous distributions, will have the effect of distributing to Acquiring Fund shareholders up to 100% of the Acquiring Fund’s investment company taxable income (computed without regard to the dividends-paid deduction) and net realized capital gains (if any) for the taxable period beginning on October 1, 2012 and ending on the Closing Date.

Loss Limitation Rules and Related Tax Consequences

Very generally, due to the effects of (i) the application of “loss” limitation and similar rules under the Code and (ii) the blending of the tax attributes of each of the combining funds, a reorganization can create tax costs or even, in some cases, tax benefits, for the combining funds’ shareholders. The following discussion describes the potential tax effects of these rules and consequences on the Funds and their shareholders as a result of the Reorganizations.

        First, “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) of a Fund may become unavailable to offset gains of the combined Fund following the Reorganizations to the extent such pre-acquisition losses exceed an annual limitation amount. Further, the combined Fund resulting from the Reorganizations will have tax attributes that reflect a blending of the tax attributes of the Acquired Funds and the Acquiring Fund at the time of the Reorganizations (including as affected by the rules described herein). Therefore, the shareholders of an Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s and other Acquired Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the Reorganizations, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of an Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred. Any pre-acquisition losses of an Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described herein will become available to offset capital gains realized after the Reorganizations and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Reorganizations, such that the benefit of those losses to Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganizations not occurred.

The following paragraphs provide a brief summary of the tax impacts, due to the above-described rules and consequences relating to the annual loss limitation and the combination of the tax attributes of the three Funds, of the Reorganizations had they occurred on December 31, 2012. As noted below, the tax impact of the Reorganizations depends on each Fund’s relative tax situation at the time of the Reorganizations, which situation will be different than the tax situation on December 31, 2012, such that the tax impacts described herein may not pertain at the time of the Reorganizations.

If the Reorganizations had occurred on December 31, 2012 (as of which date all numeric examples below are calculated), the pre-acquisition losses of each of Highland Global Select Equity Fund and Highland International Equity Fund would have become subject to the annual loss limitation described above. As of December 31, 2012, Highland Global Select Equity Fund had approximately $6.0 million in capital loss carryforwards due to expire in 2018, and net realized and unrealized gains of approximately $3.0 million, for net pre-Reorganization losses of about $3 million or approximately 12% of the Fund’s net assets. If the Reorganizations had occurred on December 31, 2012, the use of these losses by the combined Fund to offset any post-Reorganization gains would have been subject to an annual cap of approximately $0.7 million. Given the size and remaining life of these losses, the annual limitation would likely have had little, if any, practical effect. As of December 31, 2012, Highland International Equity Fund had approximately $14.0 million in capital loss carryforwards due to expire in 2017-2019, and net realized and unrealized gains of approximately $2.0 million, for net pre-Reorganization losses of about $12 million or 94% of the Fund’s net assets. If the Reorganizations had occurred on December 31, 2012, the use of these losses by Acquiring Fund to offset any post-Reorganization gains would have been subject to an annual cap of approximately $0.4 million, which would potentially have had a significant effect on the availability of that Fund’s sizeable (as a percentage of its net asset value) pre-Reorganization losses. As of December 31, 2012, the Acquiring Fund had capital loss carryforwards of about $6 million expiring in 2018, and had net realized and unrealized gains totaling about $24 million, for net pre-Reorganization gains of about $21 million or 12% of net assets. The Acquiring Fund’s pre-acquisition losses would not have been subject to any additional limitations as a result of the Reorganizations, had they occurred on December 31, 2012; however, as of December 31, 2012, a portion of the Acquiring Fund’s capital loss carryforwards were (and will continue to be) subject to an annual cap as a result of a prior ownership change in that Fund.

Thus, had the Reorganizations occurred on December 31, 2012, due primarily to (i) the annual limitations on the pre-Reorganization losses of each of the Acquired Funds described above (in particular for Highland International Equity Fund) and (ii) their shareholders’ sharing in the net realized and unrealized gains of the Acquiring Fund, the Reorganizations potentially could have resulted in earlier and larger taxable distributions to Acquired Fund shareholders, and therefore a greater tax cost to those shareholders, than if the Reorganizations had not occurred. On the other hand, the shareholders of the Acquiring Fund would have potentially realized a tax benefit, again due to the sharing of that Fund’s net pre-Reorganization gains across the larger combined fund and the sharing of both Acquired Funds’ losses (as subject to the annual limitations described above) following the Reorganizations. As noted above, in connection with the Reorganizations, the Acquiring Fund will distribute to Acquiring Fund shareholders a significant portion of its realized and undistributed income and gains for the taxable period beginning October 1, 2012 and ending on the Closing Date; this distribution will eliminate any sharing in such income and gains by Acquired Fund shareholders and therefore is expected to mitigate the potential tax costs to Acquired Fund shareholders described above.

Second, because the taxable years of the Acquired Funds will terminate on the Closing Date of the Reorganizations, the Reorganizations are expected to have the effect of accelerating the taxable year ends of the Acquired Funds, which, in turn, is expected to have the effect of shortening the expiration periods for the capital loss carryforwards of the Acquired Funds. This shortening of the expiration periods could potentially further limit the Acquiring Fund’s ability to use such losses following the Reorganizations to offset future realized gains of the combined Fund prior to their scheduled expirations.

Third, for five years beginning after the Closing Date of the Reorganizations, each Fund’s pre-acquisition losses cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds. This limitation affects the combined Fund only to the extent that any Fund has such built-in gains as of the Closing Date of the Reorganizations; if the Reorganizations had taken place on December 31, 2012, the limitation would have further restricted the use of the Acquired Funds’ pre-acquisition losses to offset the Acquiring Fund’s net built-in gains following the Reorganizations.

Fourth, an Acquired Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the realized gains of the combined Acquiring Fund for the taxable year of the Reorganizations that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganizations (prorated according to the number of days). Because the Reorganizations are currently expected to close in August 2013 and the Acquiring Fund has a September 30th taxable year end, this provision will further limit the ability of the combined Fund to offset the Acquiring Fund’s year-to-date net realized gains with the loss carryforwards of the Acquired Funds.

The tax principles described above are not expected to change. However, the actual tax effects of the Reorganizations depends on each Fund’s relative tax situation at the time of the Reorganizations, which situation will be different than the tax situation on December 31, 2012. The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganizations will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganizations, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganizations. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganizations. The application of the tax principles and, at a minimum the dollar amounts and specified percentages noted above, will change prior to the Reorganizations because of, among other things, market developments and volatility, portfolio turnover in a Fund, or shareholder redemptions occurring prior to the Closing Date.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Service Providers.

Highland Capital Management Fund Advisors, L.P., located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser to the Acquired Funds and the Acquiring Fund. After the Reorganizations, the Adviser will continue to serve as investment adviser to the Acquiring Fund. GEAM is the investment sub-adviser of each of the Acquired Funds. GEAM is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2012, GEAM had approximately $120 billion of assets under management, of which approximately $20 billion was invested in mutual funds. The Adviser has not engaged GEAM as the sub-adviser for the Acquiring Fund and, therefore, the Adviser will be exclusively responsible for the day-to-day management of the Acquiring Fund’s assets.

Portfolio Managers – Acquired Funds

Highland International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the fund, Mr. Layman oversees the entire team and assigns a portion of the fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the fund, the size of the portion which Mr. Layman Acquiring determines on an annual basis. The portfolio managers do not operate independently of each other; rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Esther Baroudy is the portfolio manager of Global Select Equity Fund.

Esther Baroudy is a Vice President of GEAM. She has been a portfolio manager of Highland Global Select Equity Fund since May 2012. Ms. Baroudy joined GEAM in London in 1996 to work on the International Fixed Income portfolios and moved to International Equities in 2001. She previously worked at Credit Lyonnais Capital Markets as a Senior Economist.

Ralph R. Layman is an Executive Vice President, Chief Investment Officer Emeritus and a Director of GEAM. Mr. Layman has led the team of portfolio managers for Highland International Equity Fund since the fund’s commencement. Mr. Layman joined GEAM in 1991 as a Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President — International Equities from March 2007 to July 2009 and President and Chief Investment Officer — Public Equities from July 2009 to March 2012 and has served as Chief Investment Officer Emeritus since March 2012.

Jonathan L. Passmore is a Senior Vice President of GEAM. He has served Acquiring as a portfolio manager of Highland International Equity Fund since January 2002. Prior to joining GEAM in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equities.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer — International Equities at GEAM. He has served as a portfolio manager of Highland International Equity Fund since September 1997. He joined GEAM in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, and Senior Vice President in 2000, Co-Chief Investment Officer — International Equities in March 2009 and Chief Investment Officer — International Equities in March 2012.

Portfolio Manager – Acquiring Fund

James Dondero is the portfolio manager of the Acquiring Fund.

        James Dondero is Co-founder and President of Highland Capital Management, LP (an alternative asset manager specializing in high-yield fixed income investments) and has served as the portfolio manager of the Acquiring Fund since 2013. He has over 25 years of experience in the credit markets. Prior to founding Highland Capital Management, LP in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at JP Morgan. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia. Mr. Dondero is a Certified Public Accountant, a Certified Managerial Accountant, and a Chartered Financial Analyst. He currently serves as Chairman for Cornerstone Healthcare Group, CCS Medical and NexBank and serves on the board of directors of American Banknote Corporation, Metro-Goldwyn-Mayer, and Safety-Kleen Systems.

The Reorganization SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund.

The Acquiring Fund and the Acquired Funds have the same service providers, as shown in the following table.

	Acquired Funds	Acquiring Fund
Distributor:	Foreside Funds Distributors LLC	Foreside Funds Distributors LLC
Transfer Agent:	Boston Financial Data Services, Inc.	Boston Financial Data Services, Inc.
Administrator:	State Street Bank and Trust Company	State Street Bank and Trust Company
Custodian:	State Street Bank and Trust Company	State Street Bank and Trust Company
Independent Registered Public Accounting Firm:	KPMG LLP	KPMG LLP
Legal Counsel:	Ropes & Gray LLP	Ropes & Gray LLP

Additional information regarding the Acquiring Fund’s service providers is available in the Reorganization SAI.

Existing and Pro Forma Capitalization

The following tables show as of March 31, 2013, (i) the capitalization of each Acquired Fund and the Acquiring Fund and (ii) the pro forma capitalization of the Acquiring Fund, as adjusted giving effect to the proposed Reorganizations:

Pro Forma Combined Capitalization (unaudited)

March 31, 2013

Merger Scenario 1

	Highland Global Allocation Fund	Highland International Equity Fund	Adjustments	Pro Forma Fund*
Net assets by class:
Class A Net Assets	$183,341,852	$11,050,069		$194,391,921
Class B Net Assets	4,044	9,860		13,904
Class C Net Assets	3,318,362	709,141		4,027,503
Class R Net Assets	2,346	961		3,307
Class Y Net Assets	3,569,287	654,467		4,223,754

	$190,235,891	$12,424,498		$202,660,389

Shares outstanding by class:
Class A Shares	16,639,904	850,296	152,596	17,642,796
Class B Shares	387	833	112	1,332
Class C Shares	324,642	60,218	9,159	394,019
Class R Shares	211	73	13	297
Class Y Shares	290,405	49,597	3,651	343,653

	17,255,549	961,017	165,531	18,382,097

Net asset value per share
Class A Shares	$11.02	$13.00		$11.02
Class B Shares	$10.44	$11.84		$10.44
Class C Shares	$10.22	$11.78		$10.22
Class R Shares	$11.14	$13.07		$11.14
Class Y Shares	$12.29	$13.20		$12.29

Merger Scenario 1 gives effect to the Reorganization of Highland International Equity Fund into the Acquiring Fund and assumes that the Reorganization of Highland Global Select Equity Fund into the Acquiring Fund will not occur. The adjustments reflect the new shares issued, net of retired shares of Highland International Equity Fund.

Merger Scenario 2

	Highland Global Allocation Fund	Highland Global Select Equity Fund	Adjustments	Pro Forma Fund*
Net assets by class:
Class A Net Assets	$183,341,852	$24,509,199		$207,851,051
Class B Net Assets	4,044	575		4,619
Class C Net Assets	3,318,362	143,057		3,461,419
Class R Net Assets	2,346	1,046		3,392
Class Y Net Assets	3,569,287	16,639		3,585,926

	$190,235,891	$24,670,516		$214,906,407

Shares outstanding by class:
Class A Shares	16,639,904	1,072,563	1,151,865	18,864,332
Class B Shares	387	28	28	443
Class C Shares	324,642	6,994	7,002	338,638
Class R Shares	211	46	47	304
Class Y Shares	290,405	722	631	291,758

	17,255,549	1,080,353	1,159,573	19,495,475

Net asset value per share
Class A Shares	$11.02	$22.85		$11.02
Class B Shares	$10.44	$20.22		$10.44
Class C Shares	$10.22	$20.45		$10.22
Class R Shares	$11.14	$22.86		$11.14
Class Y Shares	$12.29	$23.05		$12.29

Merger Scenario 2 gives effect to the Reorganization of Highland Global Select Equity Fund into the Acquiring Fund and assumes that the Reorganization of Highland International Equity Fund into the Acquiring Fund will not occur. The adjustments reflect the new shares issued, net of retired shares of Highland Global Select Equity Fund.

Merger Scenario 3

	Highland Global Allocation Fund	Highland International Equity Fund	Highland Global Select Equity Fund	Adjustments	Pro Forma Fund*
Net assets by class:
Class A Net Assets	$183,341,852	$11,050,069	$24,509,199		$218,901,120
Class B Net Assets	4,044	9,860	575		14,479
Class C Net Assets	3,318,362	709,141	143,057		4,170,560
Class R Net Assets	2,346	961	1,046		4,353
Class Y Net Assets	3,569,287	654,467	16,639		4,240,393

	$190,235,891	$12,424,498	$24,670,516		$227,330,905

Shares outstanding by class:
Class A Shares	16,639,904	850,296	1,072,563	1,304,461	$19,867,224
Class B Shares	387	833	28	140	1,388
Class C Shares	324,642	60,218	6,994	16,161	408,015
Class R Shares	211	73	46	60	390
Class Y Shares	290,405	49,597	722	4,282	345,006

	17,255,549	961,017	1,080,353	1,325,104	20,622,023

Net asset value per share
Class A Shares	$11.02	$13.00	$22.85		$11.02
Class B Shares	$10.44	$11.84	$20.22		$10.44
Class C Shares	$10.22	$11.78	$20.45		$10.22
Class R Shares	$11.14	$13.07	$22.86		$11.14
Class Y Shares	$12.29	$13.20	$23.05		$12.29

Merger Scenario 3 assumes that the Reorganization of each Acquired Fund into the Acquiring Fund will occur. The adjustments reflect the new shares issued, net of retired shares of Highland International Equity Fund and Highland Global Select Equity.

*	Assumes the Reorganizations were consummated on March 31, 2013 and is for information purposes only. Class A, Class C, Class R and Class Y shares will be offered after the Closing Date.

The capitalization of the Acquired Funds, and consequently the pro forma capitalization of the Acquiring Fund, is likely to be different at the effective time of the Reorganizations as a result of market movements and the effects of other ongoing operations of the Acquired Funds prior to the completion of the Reorganizations.

II. INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUNDS

Acquiring Fund Investment Objective, Principal Investment Strategies and Principal Risks

Comparison of Investment Objectives

No fund is a complete investment program. The investment objective of each of the Acquired Funds is substantially similar to the investment objective of the Acquiring Fund. Each Acquired Fund seeks long-term capital growth and the Acquiring Fund seeks long-term capital growth and future income. (Future income means the ability to pay dividends in the future.) With respect to the portion of the Acquiring Fund’s investment objective that relates to future income, the Adviser expects that, generally, the same securities that have potential for capital appreciation will be the ones that have potential for future income. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective is a fundamental policy, which means that the Board of Trustees of that Fund cannot change it without shareholder approval. Additional information regarding the Acquiring Fund can be found in the Reorganization SAI and Appendix C — Information Applicable to the Acquiring Fund.

Comparison of Principal Investment Strategies

Each Acquired Fund normally invests at least 80% of its net assets in equity securities, such as common and preferred stocks, plus borrowings for investment purposes. The Acquiring Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Highland International Equity Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the U.S. Highland Global Select Equity Fund invests in companies in both developed and emerging market countries, including the United States, but will invest at least 25% of its total assets in non-U.S. issuers. The Acquiring Fund, under normal market conditions, intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers. While the Acquiring Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Acquiring Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Highland International Equity Fund (Acquired Fund)	Highland Global Select Equity Fund (Acquired Fund)	Highland Global Allocation Fund (Acquiring Fund)
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, plus borrowings for investment purposes.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock.

The portfolio managers seek to identify securities of companies with characteristics such as: . . .large or medium capitalization (meaning a market capitalization of $2 billion or more).	The Fund may invest in securities of issuers of any market capitalization and in any industry or sector.	Although the equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities of large capitalization companies (meaning a market capitalization of $2 billion or more) that are located in developed markets.

Highland International Equity Fund (Acquired Fund)	Highland Global Select Equity Fund (Acquired Fund)	Highland Global Allocation Fund (Acquiring Fund)
The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the U.S. An issuer is considered to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S., or the principal trading market for its securities is located outside the U.S. The portfolio managers focus on companies whose security prices they believe do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries.	The Fund invests in companies in both developed and emerging market countries, including the United States, but will invest at least 25% of its total assets in non-U.S. issuers. Under normal circumstances, the Fund’s assets are invested primarily in countries included in the Morgan Stanley Capital InternationalSM (MSCI®) All Country World Index (“MSCI® World Index”) and in no fewer than three different countries (not including the United States). As of December 31, 2012, U.S. companies represented 45% of the MSCI® All Country World Index, but the portion of the Fund’s portfolio represented by U.S. companies may vary materially from that level.

Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers. While the Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

The portfolio managers focus on companies whose security prices they believe do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries.

Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•    low valuation relative to their long-term cash earnings potential

•    potential for significant improvement in the company’s business

•    financial strength (favorable debt ratios and other financial characteristics)

•    sufficient liquidity

•    large or medium capitalization (meaning a market capitalization of $2 billion or more)

The portfolio manager focuses on companies that are expected to grow faster than their relevant peers/markets and whose security prices do not fully reflect their potential for growth. When valuations are low, the portfolio managers may also invest in companies that are not expected to grow faster than their relevant peers/markets.

Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•    low prices relative to their long-term cash earnings potential

•    potential for significant improvement in the company’s business

•    financial strength (favorable debt ratios and other financial characteristics)

•    sufficient liquidity

•    emerging markets exposure

With respect to the Fund’s equity investments, the Fund invests primarily in companies that the portfolio manager believes have solid growth prospects or attractive valuations. The portfolio manager’s growth management style focuses on companies that are expected to grow faster than their relevant peers/markets and whose security prices do not fully reflect their potential for growth. The portfolio manager’s value management style employs a relative value approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. This combination of investment styles results in an approach that is broadly diversified across economic sectors and countries.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.

Highland International Equity Fund (Acquired Fund)	Highland Global Select Equity Fund (Acquired Fund)	Highland Global Allocation Fund (Acquiring Fund)
The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.	The portfolio manager may consider selling a security when one or more of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.	The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the U.S. The Fund may also invest in exchange-traded funds (“ETFs”), and it may use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to an unlimited extent to hedge various investments for risk management and speculative purposes.

The Fund also may invest in pooled investment vehicles, including ETFs, and it may use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to an unlimited extent to hedge various investments for risk management and speculative purposes.

The Fund may invest to a lesser extent in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, debt securities, convertible into equity securities and securities issued or guaranteed by the U.S. Government.

In addition, the Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”). The Fund’s portfolio may include pooled investment vehicles that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may also use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives, such as options and foreign currency transactions, to an unlimited extent to hedge various investments for risk management and speculative purposes.

The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.

Highland International Equity Fund (Acquired Fund)	Highland Global Select Equity Fund (Acquired Fund)	Highland Global Allocation Fund (Acquiring Fund)

Although the Fund is classified as a “diversified” fund under the 1940 Act, the Fund will typically invest in approximately 30-50 different issuers, resulting in a more concentrated portfolio than a more widely diversified Fund. The Fund is not intended to be a complete investment program.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index; these investments are generally designed to provide the Fund with commodity market exposure without direct investment in physical commodities.

In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

Comparison of Principal Risks

Because the Acquiring Fund may invest in a broader range of investments (e.g., unlike the Acquired Funds, the Acquiring Fund may seek exposure to investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, and the Acquiring Fund may invest a greater percentage of its assets in debt securities and money market securities than the Acquired Funds) than the Acquired Funds, it may be exposed to a broader range of risks. Although the Funds may be subject to many of the same risks listed therein, they may be subject to a particular risk to different degrees. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Acquiring Fund is subject to the principal risks described below. Although the Acquired Funds may describe them somewhat differently, the Acquired Funds are subject to many of the same principal risks. Similarities and material differences between the Acquiring Fund’s principal risks and those of each Acquired Fund are also identified below.

Credit Risk. The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation. The Acquired Funds are also subject to this risk.

Commodity Risk. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs. Certain of the Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. The Acquired Funds are not subject to this principal risk.

Currency Risk. A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Acquired Funds are also subject to this risk.

Debt Securities Risk is the risk that the issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, principally below investment grade securities, but also including investment grade securities and other debt obligations. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities may be particularly volatile. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated debt securities and can be more difficult to value, resulting in differences between the prices realized on their sales and the value at which they are carried on the books of the Fund. The Acquired Funds are not subject to this principal risk.

Derivatives Risk. The Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. There is no guarantee that these techniques will work. The Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivatives have the effect of leverage on the Fund, meaning that a small investment in derivatives could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivatives are unlimited. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments, which could impact Fund performance. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by the Adviser or Sub-Adviser, as applicable, and the portfolio manager(s) responsible for managing the Fund. The Acquired Funds are also subject to this risk.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable.

Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The Fund’s investment in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund. The Acquired Funds are also subject to this risk.

Equity Securities Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise. The Acquired Funds are also subject to this risk.

Exchange-Traded Funds Risk. ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. A Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. The Acquired Funds are also subject to this risk.

Foreign Financial Institutions Risk. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that foreign deposits may be seized or nationalized, and that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations. These risks are in addition to other risks of foreign investments as described under “Foreign Investment Risk” below. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality; therefore, these institutions may pose a higher money laundering risk than U.S. financial institutions. The Acquired Funds are not subject to this principal risk.

Foreign Investment Risk. Investing in securities of non-U.S. issuers, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks that can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling securities of non-U.S. issuers, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in securities of non-U.S. issuers include valuation risk and:

•	Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the security of a of non-U.S. issuer increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the security of a non-U.S. issuer declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

There may be less information publicly available about foreign issuers than about most publicly-traded U.S. companies, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities and (iii) the repatriation of proceeds generated from the sale of those securities.

Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation. The Acquired Funds are also subject to this risk.

Government Securities Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. The Acquired Funds are not subject to this principal risk.

Hedging Risk. The Fund’s use of derivatives and other transactions, such as swaps, options and futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser or Sub-Adviser’s ability, as applicable, to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser or Sub-Adviser’s judgment, as applicable, in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. The Acquired Funds are not subject to this principal risk.

Illiquid and Restricted Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities. The Acquired Funds are not subject to this principal risk.

Interest Rate Risk. Fixed income security prices generally rise when interest rates decline and decline when interest rates rise. The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. The longer the duration of a fixed income security, the more a change in interest rates affects the fixed income security’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. The Acquired Funds are also subject to this risk.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold. The Acquired Funds are also subject to this risk.

•	Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

•	Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. The Acquired Funds are not subject to this principal risk.

Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities. The Acquired Funds are also subject to this risk.

•	Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

•	Value Investing Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•	Mid-Cap Company Risk. Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

•	Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Tax Status Risk. The Fund’s ability to invest in certain commodity-related instruments, including certain commodity-linked ETFs and ETNs, is or may be limited by the Fund’s intention to qualify as a RIC under the Code and, if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC. For instance, in order to qualify as a RIC, the Fund must meet annually a source of income requirement, generally requiring at least 90% of its gross income to be derived from certain specified sources. Under current guidance, direct investments in commodities and certain commodity-related instruments generally would not produce qualifying income for a RIC, while the qualifying income status of other commodity-related instruments is uncertain under current law. The Fund intends to appropriately limit its investments in commodity-related instruments in order to meet such qualifying income requirements. If, however, the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Acquired Funds are not subject to this principal risk.

Additional Information about the Acquiring Fund

The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of a Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund (the “Multi-Manager Structure”). The Fund’s Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of each Fund have already approved the adoption of the Multi-Manager Structure, which enables a Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the applicable Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement at any time by a vote of the majority of the outstanding securities of the Fund.

Operation under the Multi—Manager Structure will not: (1) permit management fees paid by the applicable Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Additional information applicable to the Acquiring Fund is located in Appendix C —Information Applicable to the Acquiring Fund.

Information about the Acquired Funds.

Information about each of the Acquired Funds is incorporated by reference from the Acquired Funds’ Prospectuses and Statement of Additional Information, each dated February 1, 2013, as they may be supplemented from time to time, which are available upon request without charge by calling 1-877-665-1287. A copy of the Acquired Funds’ Prospectuses may also be obtained at www.highlandfunds.com. The Acquired Funds’ Prospectuses and Statement of Additional Information are also available on the Commission’s website at www.sec.gov.

Financial Highlights

The financial highlights tables that follow are intended to help you understand the Acquiring Fund’s financial performance for the fiscal years or periods ended September 30 and the six-month period ended March 31, 2013. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). Except for the period ended on March 31, 2013, this information has been audited by KPMG LLP, each Fund’s independent registered public accounting firm, whose report, along with each Fund’s financial statements, was included in the Funds’ Annual Report, which is incorporated by reference in the Reorganization SAI and available upon request.

Highland Global Allocation Fund

		Income (Loss) from Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income			Net Realized Gains		Total Distributions
Class A
2013(d)	$10.24	$0.06		$1.03	$1.09		$(0.05)		$(0.26)		$(0.31)
2012	8.15	0.07		2.11	2.18		(0.09)		—		(0.09)
2011	8.45	0.08		(0.31)	(0.23)		(0.07)		—		(0.07)
2010	8.07	0.08		0.38	0.46		(0.08)		—		(0.08)
2009	8.86	0.10		(0.69)	(0.59)		(0.10)		(0.10)		(0.20)
2008	12.82	0.08		(1.80)	(1.72)		(0.08)		(2.16)		(2.24)
Class B
2013(d)	$9.70	$0.02		$0.98	$1.00		$—		$(0.26)		$(0.26)
2012	7.70	—	(e)	2.00	2.00		—		—		—
2011	7.99	0.01		(0.30)	(0.29)		—		—		—
2010	7.67	0.01		0.36	0.37		(0.05)		—		(0.05)
2009	8.36	0.04		(0.63)	(0.59)		—		(0.10)		(0.10)
2008	12.21	(—	)(e)	(1.69)	(1.69)		(—	)(e)	(2.16)		(2.16)
Class C
2013(d)	$9.51	$0.02		$0.95	$0.97	$	(—	)(e)	$(0.26)		$(0.26)
2012	7.58	—	(e)	1.96	1.96		(0.03)		—		(0.03)
2011	7.86	0.01		(0.29)	(0.28)		—		—		—
2010	7.54	0.02		0.34	0.36		(0.04)		—		(0.04)
2009	8.28	0.04		(0.64)	(0.60)		(0.04)		(0.10)		(0.14)
2008	12.12	(—	)(e)	(1.68)	(1.68)		(—	)(e)	(2.16)		(2.16)
Class R
2013(d)	$10.33	$0.05		$1.05	$1.10		$(0.03)		$(0.26)		$(0.29)
2012	8.16	0.05		2.14	2.19		(0.02)		—		(0.02)
2011	8.44	0.06		(0.29)	(0.23)		(0.05)		—		(0.05)
2010	8.06	0.06		0.37	0.43		(0.05)		—		(0.05)
2009	8.85	0.08		(0.69)	(0.61)		(0.08)		(0.10)		(0.18)
2008(g)	9.66	0.04		(0.85)	(0.81)		(—	)(e)	(—	)(e)	(—	)(e)
Class Y
2013(d)	$11.38	$0.08		$1.15	$1.23		$(0.06)		$(0.26)		$(0.32)
2012	9.04	0.08		2.37	2.45		(0.11)		—		(0.11)
2011	9.37	0.12		(0.36)	(0.24)		(0.09)		—		(0.09)
2010	8.94	0.10		0.43	0.53		(0.10)		—		(0.10)
2009	9.79	0.12		(0.75)	(0.63)		(0.12)		(0.10)		(0.22)
2008	13.91	0.13		(1.98)	(1.85)		(0.11)		(2.16)		(2.27)

				Ratios and Supplemental Data
Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets End of Period (000)	Net Investment Income (Loss)(c)		Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate
$—	$11.02	11.02	%(f)	$183,342	1.13%		1.07%		1.07%	40	%(f)
—	10.24	26.97		194,779	0.77		1.41		1.41	47
—	8.15	(2.85)		29,171	0.89		1.13	(h)	1.13	47
—	8.45	5.70		34,667	1.00		1.36	(h)	1.41	50
—	8.07	(6.11)		34,466	1.39		1.33	(h)	1.52	69
—	8.86	(15.86)		42,078	0.76		1.17	(h)	1.35	67
$—	$10.44	10.61	%(f)	$4	0.38%		1.82%		1.82%	40	%(f)
—	9.70	25.97		61	0.02		2.16		2.16	47
—	7.70	(3.63)		112	0.14		1.88	(h)	1.88	47
—	7.99	4.84		225	0.14		2.12	(h)	2.15	50
—	7.67	(6.75)		626	0.68		2.08	(h)	2.27	69
—	8.36	(16.42)		1,509	(0.01)		1.92	(h)	2.10	67
$—	$10.22	10.58	%(f)	$3,319	0.38%		1.82%		1.82%	40	%(f)
—	9.51	25.97		3,443	0.02		2.16		2.16	47
—	7.58	(3.56)		1,361	0.14		1.88	(h)	1.88	47
—	7.86	4.83		1,907	0.25		2.12	(h)	2.16	50
—	7.54	(6.76)		1,852	0.60		2.08	(h)	2.27	69
—	8.28	(16.45)		1,098	(—	)(e)	1.92	(h)	2.10	67
$—	$11.14	10.97	%(f)	$2	0.88%		1.32%		1.32%	40	%(f)
—	10.33	26.87		2	0.52		1.66		1.66	47
—	8.16	(2.82)		1	0.64		1.38	(h)	1.38	47
—	8.44	5.34		9	0.75		1.61	(h)	1.66	50
—	8.06	(6.35)		9	1.11		1.58	(h)	1.77	69
—	8.85	(8.39	)(f)	9	0.59		1.42	(h)	1.60	67
$—	$12.29	11.16	%(f)	$3,569	1.38%		0.82%		0.82%	40	%(f)
—	11.38	27.34		3,124	1.02		1.16		1.16	47
—	9.04	(2.68)		94	1.14		0.88	(h)	0.88	47
—	9.37	5.88		149	1.19		1.11	(h)	1.14	50
—	8.94	(5.83)		294	1.48		1.01	(h)	1.07	69
—	9.79	(15.56)		9	1.13		0.92	(h)	1.10	67

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Annualized.
(d)	Unaudited.
(e)	Less than $0.005 per share or less than 0.005%.
(f)	Not annualized.
(g)	Class commenced operations on January 29, 2008.
(h)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.

THE BOARDS OF TRUSTEES OF HIGHLAND INTERNATIONAL EQUITY FUND AND HIGHLAND GLOBAL SELECT EQUITY FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION

Required Vote for the Proposals.

Shareholders of all share classes of an Acquired Fund will vote together as a single class on the Reorganization Proposal with respect to such Acquired Fund. Approval of the Reorganization Proposal with respect to an Acquired Fund requires the affirmative vote of the holders of at least a majority of the outstanding voting securities of such Acquired Fund (as defined in the 1940 Act). A vote of the majority of the outstanding voting securities of an Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Fund. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization Proposal.

The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of the other Acquired Fund. If a Reorganization is not consummated, the Board may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders, including liquidation of the Acquired Fund. The Closing Date is expected to occur in August 2013 or such later date as the parties may agree.

Voting Information.

The Board has fixed the close of business on June 17, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of D.F. King & Co., Inc. (“D.F. King”) and its affiliated companies. D.F. King, 48 Wall Street, New York, NY 10005, has been engaged to assist in the solicitation of proxies, at an estimated cost of $23,000. In all cases where a telephonic proxy is solicited, D.F. King representative(s) are required to confirm each shareholder’s information by asking for any combination of the following: full name, address, zip code, employer identification number, ID number from the proxy card, as well as a confirmation the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail. If the shareholder is a corporation or other entity, D.F. King representative(s) are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative(s) may explain the voting process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the D.F. King representative(s) are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement. The telephone solicitor will record the shareholder’s voting instructions on the card and provide an option to the shareholder to receive such voted instructions in the mail as confirmation of his or her vote.

Only one Prospectus/Proxy Statement, along with the proxy cards, is being delivered to multiple shareholders who share an address unless Highland International Equity Fund or Highland Global Select Equity Fund has received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this Proxy Statement/Prospectus, please call 1-877-665-1287 and your Acquired Fund will promptly send you a separate copy.

Voting Process.

Shareholders can vote in any one of the following ways:

a. By mail, by completing and returning the enclosed proxy card;

b. In person at the Meeting;

c. By internet, by voting through a secure proxy internet site provided by a third party (provided on your proxy card); and

d. By automated telephone service, by calling the toll-free number provided on your proxy card.

Shareholders of the Acquired Funds are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. For each Acquired Fund, shares of all classes vote together as a single class. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Shareholders of the Acquired Funds have no appraisal or dissenters’ rights.

Costs.

The total costs of the Reorganizations are estimated to be approximately $[50,000]. The Adviser will bear the costs of the Reorganizations. The estimated costs do not include any costs associated with repositioning the Acquired Funds’ portfolios in connection with the Reorganizations. While the Adviser does not anticipate that the Acquired Funds’ portfolios will need to be repositioned in connection with the Reorganizations, to the extent there is any repositioning, the transaction costs associated with the repositioning will be borne by the relevant Acquired Fund.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

With respect to each Acquired Fund, the persons holding 30% of the outstanding shares entitled to vote on the record date, present at such meeting or represented by proxy, will constitute a quorum for the transaction of business by the shareholders of such Acquired Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the applicable Proposal. “Broker non-votes” are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Distributor’s Address.

The address of the Acquiring Fund’s distributor is Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312.

Share Ownership.

As of May 14, 2013, the number of issued and outstanding voting shares of each Acquired Fund was as follows:

	Highland International Equity Fund	Highland Global Select Equity Fund
Number of shares issued and outstanding	886,956.61	1,061,793.12

As of May 14, 2013, the number of shared issued or outstanding of Acquiring Fund was 16,759,998.09.

As of May 14, 2013, the Officers and Trustees of each Fund owned or beneficially owned as a group less than 1% of the value of the outstanding shares of each class of such Fund.

Interest of Certain Persons in the Transactions

The Acquired Funds have informed the Trust that as of May 14, 2013, the following shareholders owned, beneficially or of record, five percent or more of the outstanding shares of any class of an Acquired Fund:

Highland International Equity Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class B: 833.0830	Class B: 100.00%	Class B: 68.62%
MG Trust Company Custodian FBO Cognition Corporation 401K Profit Sharing Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	Class C: 14,862.2870	Class C: 27.36%	Class C: 4.56%

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
State Street Bank and Trust Custodian SEP IRA FBO Customer 2000 S. Dixie Hwy, Suite 103 Miami, FL 33133-2455	Class C: 3,034.3210	Class C: 5.59%	Class C: 0.93%
State Street Bank and Trust Custodian IRA R/O FBO Customer 87 Cannon Royal Drive Key West, FL 33040-7805	Class C: 3,627.2590	Class C: 6.68%	Class C: 1.11%
Frontier Trust Company FBO Software Specialist Inc. Safe Harb P.O. Box 10758 Fargo, ND 58106-0758	Class C: 3,790.3130	Class C: 6.98%	Class C: 1.16%
Frontier Trust Company FBO ESC Automation Inc. 401(k) Profit Sh P.O. Box 10758 Fargo, ND 58106-0758	Class C: 3,671.4130	Class C: 6.76%	Class C: 1.13%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 73.4720	Class R: 100.00%	Class R: 22.47%
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class Y: 1,198.0240	Class Y: 99.98%	Class Y: 2.00%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

Highland Global Select Equity Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	Class B: 28.4310	Class B: 100.00%	Class B: 3.92%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class C: 945.0350	Class B: 13.32%	Class C: 0.49%
MG Trust Company Custodian FBO Cognition Corporation 700 17th Street, Suite 300 Denver, CO 80202-3531	Class C: 500.2960	Class C: 7.05%	Class C: 0.26%

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
Edward D. Jones & Co. Custodian FBO Customer IRA P.O. Box 76 Prairie Grove, AR 72753-0076	Class C: 372.1330	Class C: 5.24%	Class C: 0.19%
NFS LLC FEBO Customer 33 Oak Street Belleville, NJ 07109-2659	Class C: 863.1510	Class B: 12.16%	Class C: 0.45%
Frontier Trust Company FBO Software Specialist Inc. Safe Harb P.O. Box 10758 Fargo, ND 58106-0758	Class C: 1,651.7660	Class C: 23.27%	Class C: 0.86%
MSSB C/F Customer IRA Standard Dated 02/26/97 10 Ditzel Farm CT Scotch Plains, NJ 07076-2946	Class C: 364.9440	Class C: 5.14%	Class C: 0.19%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 45.7460	Class R: 100.00%	Class R: 23.95%
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class Y: 616.8710	Class Y: 97.03%	Class Y: 1.76%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

Highland Global Allocation Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
NFS LLC FEBO Customer 4716 Morningside Drive Cleveland, OH 44109-4560	Class B: 174.8260	Class B: 45.13%	Class B: 12.39%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class B: 117.5440	Class B: 30.34%	Class B: 8.33%
LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	Class B: 95.0510	Class B: 24.53%	Class B: 6.74%

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class C: 52,308.2040	Class C: 17.06%	Class C: 13.59%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	Class C: 23,366.3940	Class C: 6.97%	Class C: 6.07%
MG Trust Company Customer FBO Cognition Corporation 401K Profit Sharing Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	Class C: 17,112.9620	Class C: 5.58%	Class C: 4.45%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 210.5540	Class R: 100.00%	Class R: 53.57%
Frontier Trust Company FBO Moody Insurance Agency Inc. 401K P P.O. Box 10758 Fargo, ND 58106-0758	Class Y: 15,362.7620	Class Y: 24.21%	Class Y: 23.29%
D A Davidson & Co as Custodian for Bean Foundation Inc. P.O. Box 5015 Great Falls, MT 59403-5015	Class Y: 12,689.0530	Class Y: 20.00%	Class Y: 19.24%
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class Y: 11,774.6010	Class Y: 18.56%	Class Y: 17.85%
MSSB FBO Michael R. Roblyer, TTEE Robert B Lantz Trust U/W/O Robert B. Lantz 7 Willow Street Annapolis, MD 21404-3112	Class Y: 5,287.2830	Class C: 8.33%	Class Y: 8.02%
Frontier Trust Company FBO Moody-Valley Insurance Agency Inc. P.O. Box 10758 Fargo, ND 58106-0758	Class Y: 4,595.3960	Class Y: 7.24%	Class Y: 6.97%
MSSB C/F Bruce E. Bates (Decd) Edward Francis Tierney III (Bene) Trad Inherited IRA 427 Nortontown Road Guilford, CT 06437-2226	Class Y: 4,031.5740	Class Y: 6.35%	Class Y: 6.11%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of May 14, 2013 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Highland International Equity Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class B: 833.0830	Class B: 100.00%	Class B: 68.62%
MG Trust Company Custodian FBO Cognition Corporation 401K Profit Sharing Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	Class C: 14,862.2870	Class C: 27.36%	Class C: 4.56%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 73.4720	Class R: 100.00%	Class R: 22.47%
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class Y: 1,198.0240	Class Y: 99.98%	Class Y: 2.00%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

Highland Global Select Equity Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	Class B: 28.4310	Class B: 100.00%	Class B: 3.92%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 45.7460	Class R: 100.00%	Class R: 23.95%
First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	Class Y: 616.8710	Class Y: 97.03%	Class Y: 1.76%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

Highland Global Allocation Fund

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of the Acquiring Fund Owned Upon Consummation of the Reorganization*
NFS LLC FEBO Customer 4716 Morningside Drive Cleveland, OH 44109-4560	Class B: 174.8260	Class B: 45.13%	Class B: 12.39%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class B: 117.5440	Class B: 30.34%	Class B: 8.33%
Highland Capital Management Services Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240-1530	Class R: 210.5540	Class R: 100.00%	Class R: 53.57%

*	Percentage owned assuming completion of the Reorganization on May 14, 2013.

Adjournments; Other Business.

In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. If a quorum is present and an Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the shareholders of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting may propose that such Meeting be adjourned one or more times with respect to such Acquired Fund to permit further solicitation of proxies. A majority of the shares of each Acquired Fund issued and outstanding and entitled to vote that are present in person or by proxy may adjourn the meeting. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Proposal. They will vote against any such adjournment with respect to any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intends to present or knows that others will present with respect to the Acquired Funds is the Reorganization Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of each Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Acquired Funds do not hold annual meetings of shareholders. Shareholders of the Acquired Funds who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next special meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

IV. INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATIONS

The Adviser may be deemed to have an interest in the Reorganizations because it will continue to provide investment advisory services to the Acquiring Fund and receive fees and other benefits from those arrangements. Future growth of assets of the Acquiring Fund can be expected to increase the total amount of fees payable to the Adviser.

For additional information regarding the investment advisory agreement, please see “What will be the role of the Adviser following the proposed Reorganizations?” and the Reorganization SAI.

V. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the Acquiring Fund is included in the Acquiring Fund’s Reorganization SAI, dated [•], 2013, which has been filed with the Commission under the Securities Act of 1933. A copy of the Reorganization SAI may be obtained without charge by calling 1-877-665-1287.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust and the Acquiring Fund can be inspected and copied at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, Securities and Exchange Commission, Washington, D.C. 20549 for a fee.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [•], 2013, is by and among each Target Company, as defined below, on behalf of each of its series that is a Target Fund, as defined below, each Acquiring Company, as defined below, on behalf of each of its series that is an Acquiring Fund, as defined below, and, for purposes of paragraphs 7.3 and 10.2 of this Agreement only, Highland Capital Management Fund Advisors, L.P. (“HCMFA”).

Each reorganization contemplated by this Agreement consists of the transfer of all assets attributable to each class of a Target Fund’s shares in exchange for Acquisition Shares (as defined in paragraph 1) of the corresponding class of shares of the corresponding Acquiring Fund, the Acquiring Fund’s assumption of all liabilities of the Target Fund and the distribution of the Acquisition Shares to the relevant Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

To the extent this Agreement provides for multiple reorganizations, it is to be treated as if each reorganization between a Target Fund and its corresponding Acquiring Fund had been the subject of a separate agreement. Each Target Fund and each Target Company acting for itself and on behalf of the Target Fund, and each Acquiring Fund and each Acquiring Company acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is adopted as a plan of reorganization and each of the reorganizations between a Target Fund and its corresponding Acquiring Fund contemplated hereunder are intended to qualify as “reorganizations” under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means each series of an Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A. If no series of an Acquiring Company are listed in the column entitled “Acquiring Fund” on Exhibit A, “Acquiring Fund” means the Acquiring Company.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of an Acquiring Fund, as amended or supplemented from time to time.

“Acquiring Company” means each entity listed in the column entitled “Acquiring Company” on Exhibit A.

“Acquisition Shares” means the shares of an Acquiring Fund to be issued to the corresponding Target Fund in a reorganization under this Agreement.

“Closing” means the time at which the transaction contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means a Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date on which a Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.3.

“Obligations” means all liabilities and obligations of a Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund” means each series of a Target Company listed in the column entitled “Target Fund” on Exhibit A. If no series of a Target Company are listed in the column entitled “Target Fund” on Exhibit A, “Target Fund” means the Target Company.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of a Target Fund, as amended or supplemented from time to time.

“Target Company” means each entity listed in the column entitled “Target Company” on Exhibit A.

“Valuation Date” means the day on which the valuation occurs, which will be the same date as the Closing Date.

2. TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Target Fund will transfer and deliver to the corresponding Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	Each Acquiring Fund will assume all Obligations; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Target Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.	The assets of each Target Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date shown as an asset on the books of the Target Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Target Fund’s current and former trustees or directors and officers, acting in their capacities as such shall survive the reorganization, and shall continue in full force and effect, without any amendment thereto. Each Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.	As provided in paragraph 4.4, on the Liquidation Date, each Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date, the Acquisition Shares of the corresponding class received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

2.4.	With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

3. VALUATION.

3.1.	The value of each Target Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value and shall be certified by the Target Fund.

3.2.	For the purpose of paragraph 3.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the Acquiring Fund Prospectus for determining net asset value.

4. CLOSING AND CLOSING DATE.

4.1.	The Closing Date shall be on such date as the Acquiring Fund and Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.

4.2.	As of the Closing Date, each Target Fund’s assets, including all the Target Fund’s cash shall be delivered by the Target Fund to the Custodian for the account of the corresponding Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Custodian], custodian for [Acquiring Fund].”

4.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Target Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Target Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

4.4.	As of the Closing, each Target Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and the number of outstanding shares of each class of the Target Fund owned by each Target Fund shareholder, and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. As of the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.	Each Target Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of a Target Company that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and, as applicable, the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

(c)	The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)	To the knowledge of the Target Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year;

(g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	The Target Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Closing Date;

(i)	As of the Closing Date, all federal, state and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Target Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus by the applicable Target Company) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the directors or trustees, as applicable, of the Target Fund, and, upon approval thereof by the required majority of the shareholders of the Target Fund, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

(n)	The information provided by the Target Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund;

(q)	On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the corresponding Acquiring Fund, except as previously disclosed by the Target Fund to the corresponding Acquiring Fund.

5.2.	Each Acquiring Fund represents and warrants the following to the corresponding Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Company is duly organized, validly existing and in good standing under the laws of Massachusetts;

(b)	The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund, as applicable, is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Company and the 1940 Act;

(c)	On the Closing Date, the registration statement under the 1933 Act with respect to the Acquisition Shares will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Target Fund, threatened by the Securities and Exchange Commission, and such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Target Fund. For the purposes of this subparagraph (h), any distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	The Acquiring Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date;

(j)	As of the Closing Date, all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed and all federal, state and other taxes (if any) shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)	All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

6. COVENANTS OF EACH TARGET FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Target Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.	Each Acquiring Fund and each Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

6.2.	Each Target Fund for which shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law or the Target Company’s charter will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

6.3.	In connection with each Target Fund shareholders’ meeting referred to in paragraph 6.2, if any, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Target Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4.	The information to be furnished by each Target Fund for use in the Registration Statement, if any, and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, if any, each as referred to in paragraph 6.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5.	Each Acquiring Fund will advise the corresponding Target Fund promptly if at any time prior to the Closing Date the assets of such Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.6.	Subject to the provisions of this Agreement, the Target Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND.

The obligation of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a certificate from an officer of the corresponding Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)	The Acquiring Company is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and, as applicable, the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby, the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents.

7.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, HCMFA, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable in scope and amount to the liability coverage currently applicable to any former and/or current trustees/directors and officers of the Target Funds as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Target Funds for the period(s) they served as such. Any related costs or expenses shall be allocated based on paragraph 10.2.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.	The corresponding Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.	The Acquiring Fund shall have received a certificate from an officer of the corresponding Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Target Company is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Target Fund, as applicable, is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Target Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 6.3, if any, comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Target Fund enforceable against the corresponding Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Target Fund of its obligations hereunder will not, violate the corresponding Target Fund’s organizational documents.

8.3.	On or prior to the Closing Date, the corresponding Target Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess (if any) of (a) the corresponding Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the corresponding Target Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the corresponding Target Fund’s investment company taxable income as defined in Section 852 of the Code (if any) (in the case of both (i) and (ii) computed without regard to any deduction for dividends paid), and (iii) all of the corresponding Target Fund’s net capital gain (if any) (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in each case include amounts for both (x) the corresponding Target Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the corresponding Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.4.	The corresponding Target Fund shall have furnished to the Acquiring Fund a certificate as to the adjusted tax basis in the hands of the corresponding Target Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund necessary for purposes of preparing any tax returns (including, without limitation, any informational returns) required by law to be filed or otherwise provided by the Acquiring Fund after the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Target Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Target Fund referred to in paragraph 6.2, if any.

9.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the corresponding Acquiring Fund.

9.4.	The Registration Statement, if any, shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5.	The Target Fund and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes:

(a)	The transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation;

(c)	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund;

(d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held by the Target Fund;

(f)	Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of all of their shares of the Target Fund for the Acquisition Shares;

(g)	Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund’s shares exchanged therefor;

(h)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets; and

(i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by officers of the Target Fund and the corresponding Acquiring Fund, and will also be based on customary assumptions. Each opinion may note and distinguish certain published precedent. The opinions are not guarantees that the tax consequences of the reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinions.

9.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors, or the officers in consultation with counsel to the corresponding fund, of each of the Target Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the corresponding Acquiring Fund.

10. BROKERAGE FEES AND EXPENSES.

10.1.	Each Target Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	In connection with the transactions, HCMFA shall be responsible for (i) all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares; (ii) all fees and expenses related to printing and mailing communications to Target Fund shareholders; and (iii) all of the other expenses of the transactions contemplated by this Agreement, including without limitation, accounting, legal and custodial expenses. In the event the Closing does not occur, HCMFA shall nonetheless bear all such expenses. For the avoidance of doubt, each Target Fund and each Acquiring Fund shall bear their respective brokerage or other transaction costs, if any, associated with the sale or purchase of portfolio securities in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

11.1.	Each Target Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 6.4, 6.6, 7.3, 10, 11, 14 and 15.

12. TERMINATION.

12.1.	This Agreement may be terminated by the mutual agreement of each Target Fund and corresponding Acquiring Fund. In addition, either a Target Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 12.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Fund and the corresponding Acquiring Fund.

12.2.	If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

13. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Target Fund and corresponding Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of a Target Fund or an Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

14. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund or the corresponding Acquiring Fund, 200 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Highland Funds II Secretary.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

15.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5	A copy of the Declaration of Trust of the Acquiring Company or the Target Company is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Company or the Target Company shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

[THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

HIGHLAND FUNDS II
On behalf of each Target Fund thereof identified on Exhibit A

Attested by:

Name:	By:
	Name:	Brian Mitts
	Title:	Treasurer

HIGHLAND FUNDS II
On behalf of each Acquiring Fund thereof identified on Exhibit A

Attested by:

Name:	By:
	Name:	Brian Mitts
	Title:	Treasurer

Solely for purposes of Paragraphs 7.3 and 10.2 of the Agreement

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

Attested by:

Name:	By:
	Name:	Brian Mitts
	Title:	Treasurer

EXHIBIT A

Target Company	Target Fund	Acquiring Company	Acquiring Fund
Highland Funds II	Highland Global Select Equity Fund	Highland Funds II	Highland Global Allocation Fund
Highland Funds II	Highland International Equity Fund	Highland Funds II	Highland Global Allocation Fund

Share Class Mapping

Target Fund Share Class	Acquiring Fund Share Class
Class A	Class A
Class B	Class B
Class C	Class C
Class R	Class R
Class Y	Class Y

APPENDIX B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

HIGHLAND INTERNATIONAL EQUITY FUND AND HIGHLAND GLOBAL SELECT EQUITY FUND INTO HIGHLAND GLOBAL ALLOCATION FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS

Highland International Equity Fund and Highland Global Select Equity Fund ( the “Acquired Funds”)	Highland Global Allocation Fund (the “Acquiring Fund”)
Investment Objective
Long-term growth of capital.	Long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)
Borrowing
No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.	The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.
Lending
No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.	The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.
Diversification
Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.	The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.
Concentration
No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Underwriting
No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).	The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).
Real Estate
Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
Senior Securities
No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
Commodities
A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Highland International Equity Fund and Highland Global Select Equity Fund (the “Acquired Funds”)	Highland Global Allocation Fund (the “Acquiring Fund”)
Options
No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.	The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.
Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.	The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

Each Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Control
No Fund may invest in companies for the purpose of exercising control or management.	The Fund may not invest in companies for the purpose of exercising control or management.
Warrants
No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.	The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
Illiquid Securities
No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.	The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

Restricted Securities
No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.	The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.
Rule 35d-1 Policy
Each Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.	No stated policy.

APPENDIX C

INFORMATION APPLICABLE TO THE ACQUIRING FUND (THE “FUND”)

The following is a description of principal investment practices in which the Fund may engage. Please see “Comparison of Principal Risks” in the Combined Prospectus/Proxy Statement for the risks associated with each of the principal investment practices.

DESCRIPTION OF PRINCIPAL INVESTMENTS

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers. While the Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. Although the equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities of large capitalization companies (meaning a market capitalization of $2 billion or more) that are located in developed markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.

With respect to the Fund’s equity investments, the Fund invests primarily in companies that the portfolio manager believes have solid growth prospects or attractive valuations. The portfolio manager’s growth management style focuses on companies that are expected to grow faster than their relevant peers/markets and whose security prices do not fully reflect their potential for growth. The portfolio manager’s value management style employs a relative value approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. This combination of investment styles results in an approach that is broadly diversified across economic sectors and countries.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by Highland Capital Management Fund Advisors, L.P., (“HCMFA” or the “Adviser”) the Fund’s adviser, to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

In addition, the Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”). The Fund’s portfolio may include pooled investment vehicles that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may also use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives, such as options and foreign currency transactions, to an unlimited extent to hedge various investments for risk management and speculative purposes.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index; these investments are generally designed to provide the Fund with commodity market exposure without direct investment in physical commodities.

The Fund’s portfolio manger may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Additional Information About Principal Investment Strategies

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”) related to this Combined Prospectus/Proxy Statement and on the Fund’s website (www.highlandfunds.com). In addition to the Fund’s principal investment strategies described above, the Fund is permitted to use other securities, non-principal investment strategies and techniques in pursuit of its investment objective, as described in the SAI. The Fund is not under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which, with respect to principal risks, are discussed in the Prospectus, with respect to non-principal risks, are discussed in the SAI. Any reference to investments made by the Fund includes those that may be made both directly by the Fund and indirectly by the Fund (e.g., through derivatives and other pooled investment vehicles (including ETFs)). Under normal market conditions, the Fund intends to invest at least 25% of its net assets in equity securities of non-U.S. issuers.

Exchange-Traded Funds: ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. The Fund may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and HCMFA intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.

Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, the Fund may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. To the extent the Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid. The Fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security; and the Fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited.

If the Fund employs leverage or utilizes shorting in its investment strategy, it may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of the Fund’s assets to purchase additional securities for the Fund; and (ii) buying ETFs, closed-end funds or mutual funds (“Underlying Funds”) that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. The Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. The Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to the Fund. The Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a restructuring. The Fund may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

The Fund may utilize cash as an asset class to hedge the portfolio and reduce volatility.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

To the extent that the Fund holds cash, it may not achieve its investment objective.

With respect to the portion of the Fund’s investment objective that relates to future income, the Fund’s Adviser expects that, generally, the same securities that have potential for capital appreciation will be the ones that have potential for future income.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the SAI and on the Fund’s website.

How to Buy Shares

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or Boston Financial Data Services, Inc. the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.

By check (new account)(1)	For new accounts, send to the Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II — Highland Global Allocation Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By check (existing account)(1)	For existing accounts, fill out and return to the Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Funds II — Highland Global Allocation Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of the Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of the Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the Fund, at the address noted below(2) or call 1-877-665-1287.

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877- 665-1287for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://www.highlandfunds.com/tools/forms.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II — Highland Global Allocation Fund, at the address noted below.(2) After completing a new account application, please call 1-877- 665-1287 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-877- 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at 1-877- 665-1287 or visit the Fund’s website (http://www.highlandfunds.com/tools/forms).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.
(2)	Regular Mail: Send to “Highland Funds II — Highland Global Allocation Fund,” PO Box 8656, Boston, MA. 02266-8656. Overnight Mail: Send to “Highland Funds II — Highland Global Allocation Fund,” 30 Dan Road, Suite #8656, Canton, MA 02021-2809

The following minimum investment amounts apply to direct accounts with the Fund.

Minimum Investments for Class A and Class C Shares

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Accounts that fall below the $500 account minimum may be automatically redeemed by the Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments for Class R and Class Y Shares

(eligible investors only)

	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None

*	The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors. Individual investors that invest directly with the Fund is not eligible to invest in Class R or Class Y shares.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Shares of the Fund are available for purchase through individual retirement accounts (IRAs) and other retirement plans. The Fund offers several different types of IRAs, including (prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individual and employers). For further information, please call the Fund at 1-877-665-1287 or your Financial Advisor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in the Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

The Fund currently offers four share classes to investors, namely Class A, Class B, Class C, Class R and Class Y Shares.

Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the Shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C and Class R Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares and the distribution and shareholder service fees for the Class R Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.

The Fund may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

Your Investment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*
	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	0	0	†

*	From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.
**	Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).
***	Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.
†	For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), Highland Funds II (together, with Highland Funds I, the “Highland Funds”), the RBB Cash Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://www.highlandfunds.com/Tools/Forms.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Characteristics of Class B Shares

Class B Shares are closed to new investments.

Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other participating Highland Fund portfolios or for other classes of the same Fund (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B Shares of the Fund, except through a dividend reinvestment or permitted exchange. For Class B Shares currently outstanding and Class B Shares acquired upon reinvestment of dividends, all Class B Shares attributes, including associated contingent deferred sales charges (CDSC) schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

Class B Shares convert automatically to Class A Shares after six years to take advantage of lower expenses.

Trail commissions of up to 0.25% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class B Shares.

Class B Shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B Shares redeemed during each of the time periods described below will be subject to a CDSC.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Fund uses the shares with the lowest CDSC to fill your redemption requests.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay a higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HCMFA related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

Intended purchases of Class C Shares of $1,000,000 or more by investors not eligible for Class Y Shares should be made in Class A Shares. An amount up to 1% of the amount invested in Class C Shares may be paid to Financial Advisors.

Redemptions subject to a CDSC – Class B Shares

Contingent Deferred Sales Charges

• 3% in the second year

Purchasing Class R Shares

Class R Shares have no initial sales charges or CDSC.

Class R Shares are available to investors who invest through programs or platforms maintained by Financial Advisors that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R Shares.

Although Class R Shares pay a lower Rule 12b-1 fee than Class C Shares, Class R Shares pay a higher Rule 12b-1 fee than Class A Shares (or Class B Shares after conversion to Class A Shares) and never convert to Class A Shares.

Trail commissions of up to 0.50% may be paid to by the Underwriter to Financial Advisors that provide on-going services with respect to Class R Shares.

Purchasing Class Y Shares — Institutional Investors

Class Y Shares have no initial sales charges or CDSC.

Class Y Shares are available to investors who invest through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible investors investing through programs or platforms maintained by Financial Advisors.

Class Y Shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y Shares of any Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Fund, with a minimum initial investment of $1 million in the Fund for each such investor.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

Redemption of Shares

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect the Fund’s performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) the Fund within 30 days of a purchase or exchange into (or redemption out of) the Fund may be restricted from further investing in the Fund or exchanging between the Fund and other funds advised by HCMFA, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by HCMFA. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies.

Omnibus Accounts with Financial Advisors. The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it.

There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Fund may not have obtained their cooperation in enforcing the Fund’s disruptive trading policies and procedures. The Fund will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of the Fund may be restricted from further exchanging back into the Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including the Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Reservation of Rights to Reject Purchase or Exchange Orders. The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Fund and the Underwriter to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require the Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require the Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Because it may invest in securities of non-U.S. issuers, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of securities of non-U.S. issuers owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Because it invests significantly in high-yield bonds or small-cap equity, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of the Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Redemption Fee. The Fund does not currently charge a redemption fee. However, Financial Advisors may impose short-term trading restrictions. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds II— Highland Global Allocation Fund,” PO Box 8656, Boston, MA 02266-8656. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877- 665-1287 for further details.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877- 665-1287 or visiting the Fund’s website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877- 665-1287 or visit http://www.highlandfunds.com/Tools/Forms for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

Exchange of Shares

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any Participating Funds and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Shareholders of the Fund also may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I, except for the Highland/iBoxx Senior Loan ETF, (currently, Highland Long/Short Equity Fund, Highland Long-Short Healthcare Fund and Highland Floating Rate Opportunities Fund), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Highland I Funds into which you wish to exchange your shares, you will need to exchange at least $5,000 ($50 for individual retirement accounts) of Fund shares in order to satisfy Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund’s current minimum investment account requirements and at least $2,500 ($50 for individual retirement accounts) of Fund shares in order to satisfy Highland Floating Rate Opportunities Fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “RBB Cash Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the RBB Cash Fund is currently $1,000. Call 1-877-665-1287 for the RBB Cash Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Highland Funds (except for the Highland/iBoxx Senior Loan ETF) and the RBB Cash Fund may exchange their shares for shares of the same class of any series of Highland Funds at the relative daily NAVs per share.

Shareholders of the Fund may exchange their shares in a class of the Fund daily for shares of a different class of the Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Fund or any Participating Fund (other than the RBB Cash Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the RBB Cash Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the RBB Cash Fund and will be calculated without regard to the holding time of the RBB Cash Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not generally expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Fund’s website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund’s Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Distribution and Shareholder Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class B, Class C, Class R, and Class Y Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B, Class C, Class R, and Class Y Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of HCMFA. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter sets aside any excess fees and uses them solely for distribution expenses. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance.

In addition, HCMFA may, from time to time, at its own expense out of its own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of its customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer (“Asset-Based Payments”). HCMFA may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. HCMFA may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in HCMFA’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. HCMFA determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA to any broker-dealer in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on Underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” tables for the Fund.

Distribution and Shareholder Service Fee Rates

	Highland Global Allocation Fund
	Distribution Fee	Service Fee
Class A	0.00%	0.25%*
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%*
Class Y	None	None

*	The 0.25% fee paid under the Rule 12b-1 Service Fee plan may be used for distribution and/or shareholder service expenses.

Net Asset Value (NAV)

The NAV per share of the Fund’s Class A, Class B, Class C, Class R and Class Y Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of fair valuation.

•	Securities of non-U.S. issuers listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities of non-U.S. issuers may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•	Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Dividends and Other Distributions

The Fund declares and pays dividends of their net investment income according to the schedule below. The Fund declares and pays dividends of any net realized capital gains once each year. Unless you instruct the Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Fund.

The Fund is subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Fund may pay dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.

Distribution Schedule

•	Dividends of investment income are typically declared and paid annually.

•	Short-term and long-term capital gains, if any, are typically declared and paid annually.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Fund, please see “Income Tax Considerations” in the SAI.

The Fund has elected to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to the Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund were not to qualify as a RIC, all of its taxable income would be subject to the Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains and, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund’s investments in Underlying Funds can cause the Fund’s distributions to vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

The tax rules applicable to certain derivative instruments, as well as certain ETNs, in which the Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

Certain of the Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as the Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount, foreign debt securities, and securities of REITs may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. Foreign debt securities are issued by foreign corporations or governments and may include the following: eurodollar bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions; Yankee bonds, which are dollar denominated securities issued by foreign issuers in the U.S.; and debt securities denominated in currencies other than U.S. dollars. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

The Fund’s investments in certain commodity-related investments, including ETFs and ETNs providing exposure to a single commodity or a commodities index are or may be limited by its intention to qualify as a RIC, and, in certain cases, may adversely affect the Fund’s ability to qualify as a RIC in a particular year.

Investments by the Fund in securities of non-U.S. issuers may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, or capital gains. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Under some circumstances, the Fund may make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain Underlying Funds in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year even if it is eligible to do so.

The Fund may have high portfolio turnover during a year. High portfolio turnover can cause the Fund to realize greater amounts of short-term capital gains or other income than in the absence of such turnover and these amounts will generally be taxable to shareholders as ordinary income when distributed to them. As noted above, the Fund is generally required to distribute such additional income to its shareholders in respect of each taxable year.

Distributions paid to you by the Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain, and taxable to you at the rates applicable to long-term capital gain regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits, other than exempt-interest dividends

(described below), generally are taxable to you as ordinary income. Corporations are taxed at the same rate on ordinary income as on capital gains. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level.

For taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, for any taxable year, the Fund’s total distributions exceed both its current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you as described herein, whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that the Fund declares daily (see “Dividends and Other Distributions” above)), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another eligible Fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

STATEMENT OF ADDITIONAL INFORMATION

[•], 2013

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

•	Highland International Equity Fund and Highland Global Select Equity Fund (each, an “Acquired Fund”) into Highland Global Opportunities Fund (the “Acquiring Fund”), each a series of Highland Funds II (the “Acquiring Trust”)

This SAI contains information which may be of interest to shareholders of the Acquired Funds but which is not included in the combined Prospectus/Proxy Statement dated [•], 2013 (the “Prospectus/Proxy Statement”) which relates to the Reorganizations. As described in the Prospectus/Proxy Statement, the Reorganizations would involve the transfer of all the assets of each Acquired Fund in exchange for corresponding shares of the Acquiring Fund and the assumption of all the obligations and liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at Highland Global Allocation Fund, c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201, or by calling 877-665-1287.

Certain disclosure relating to the Acquired Funds has been incorporated by reference into this SAI from the annual reports of the Acquired Funds. For a free copy of any of an Acquired Fund’s annual or semiannual reports, please call 1-877-665-1287.

Additional Information about the Acquiring Fund

Highland Global Allocation Fund (the “Fund”), is a series of Highland Funds II (the “Trust”), an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended. Highland Capital Management Fund Advisors, L.P. (“HCMFA”) is the investment adviser to the Funds. Prior to February 18, 2011, GEAM was the investment adviser to the Fund.

The Fund has elected to be classified as a diversified fund for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Diversified funds may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Effective September 28, 2012, the Fund acquired all of the assets, and assumed all the liabilities, of Highland U.S. Equity Fund.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

The principal investment objective of the Fund is fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of the class related to that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions of the Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that the Fund will achieve its investment objective. Investors should not consider the Fund alone to be a complete investment program. The Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of the Fund. The securities, investments, and investment practices used by the Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in the Fund entails special additional risks as a result of its ability to invest a substantial portion of its assets in securities of non-U.S. issuers.

Supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, the Fund is permitted to engage in the following investment strategies and techniques. The Fund is not obligated to pursue the following strategies or techniques and does not represent that these strategies or techniques are available now or will be available at any time in the future. The Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Money Market Instruments. The types of money market instruments in which the Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements.

The Fund may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Fund are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of

Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government Securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by the Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent it is necessary or appropriate for the Fund to look through to that collateral.

The Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by the Fund which has different requirements, may be rated no lower than A-2 by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in Appendix A. At no time will the investments of the Fund in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of the Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, the Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses; and (iv) during a Fund restructuring. The Fund may also hold cash under circumstances where the liquidation of the Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that the Fund holds cash, it may not achieve its investment objective.

Cash. Includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in securities of non-U.S. issuers generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund also may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC’s restrictions that limit investments in illiquid securities.

The Fund may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt Securities. A debt instrument held by the Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of the Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund’s investments in certain debt instruments can cause the Fund to accrue income for tax purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Fund, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by the Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Bonds”). The Fund is authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”) without limit. Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund’s net asset value.

Real Estate and Real Estate Related Investments. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and receives its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although certain Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also will bear indirectly expenses of the REITs in which it invests. Expenses from investments in REITs are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See “Investment Strategies and Risks” in this SAI for more information about REITs.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, the Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by HCMFA to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. HCMFA also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

If the Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Investments. The Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, the Fund may invest up to 15% of its assets in “illiquid investments.” Illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by the Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that HCMFA has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that HCMFA deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. The Fund may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to the Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. The Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors HCMFA’s implementation of the standards and procedures.

When-Issued, Forward Commitment and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, the Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. The Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of the Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued, forward commitment or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in the Fund’s net asset value.

When the Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Securities of Non-U.S. Issuers. Investing in securities issued by foreign (non-U.S.) companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and non-U.S. markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods. Income and gains earned by the Fund in respect of securities of non-U.S. issuers may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or if the Adviser determines that the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. The Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in securities of non-U.S. issuers, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. The Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of the Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. The Fund will retain the right to all interest and dividends payable with respect to the loaned securities. If the Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing the Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, the Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. The Fund bears the entire risk of loss on the collateral. Securities lending expenses are not reflected in the expenses shown in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus. Income derived by the Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

If the Fund lends its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the currently lower rates applicable to long-term capital gains (see “Income Tax Considerations” below). When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, HCMFA may use its reasonable efforts to recall the loaned securities. HCMFA disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. The Fund may invest in excess of the foregoing limitations in an exchange-traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds may be restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.

The Fund may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital.

The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. The majority of exchange traded funds (“ETFs”) are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Certain ETFs that invest in commodities or commodity-related instruments may give rise to income that is not “qualifying income” for purposes of the 90% gross income test for qualification as a “regulated investment company” for U.S. federal income tax purposes. The Fund’s investment in such an ETF may bear on or be limited by the Fund’s intention to so qualify. Further, certain ETFs that invest in commodities or certain commodity-related derivatives may qualify as “qualified publicly traded partnerships” (“QPTPs”) for U.S. federal income tax purposes with the net income generated thereon treated as qualifying income for purposes of this 90% gross income test. Under the tax diversification requirements applicable to regulated investment companies, the Fund’s investment in one or more entities qualifying as QPTPs may not exceed 25% of the Fund’s total assets at the end of each quarter of each taxable year. See “Income Tax Considerations.”

Purchasing Put and Call Options on Securities. The Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. The Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of the Fund. In addition, the premiums paid by the Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. The Fund may write covered put and call options on securities. The Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Fund will write only options that are covered. A call option written by the Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered if, (a) at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (b) the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Fund is expected to purchase only call or put options issued by the Clearing Corporation. HCMFA expects that the Fund will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Fund in the over-the-counter market.

The Fund may realize a profit or loss upon entering into closing transactions. When the Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for the Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

The Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by the Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Securities Index Options. The Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Fund with such option writing authority may write only covered options. The Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by the Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. The Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that the Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts. The Fund may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the over-the-counter market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator”

under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

No consideration is paid or received by the Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge.

Although the Trust intends that the Fund enters into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. The Fund may hold currencies for various portfolio management purposes such as meeting settlement requirements for securities of non-U.S. issuers. The Fund also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that the Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, the Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of the Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to the Fund.

In hedging a specific portfolio position, the Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Adviser.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, the Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of the Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Fund with such option writing authority may write only covered options. The Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; the Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to the Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by the Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. The Fund may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Fund will bear the market risk of the reference instrument.

Mortgage Related Securities. The Fund may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Increases in interest rates may cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Fund’s net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, the Fund limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Supranational Agencies. The Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a union of member states engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by the Fund. In addition, neither the Trust nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of the Fund need to be made in response to those developments.

Municipal Obligation Components. The Fund may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. The Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which the Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that the Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by the Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by the Fund may be considered illiquid and therefore subject to the Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. The Fund may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Fund may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established by HCMFA for the purchase of debt securities. HCMFA considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Participation Interests. The Fund may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that the Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. The Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. The Fund may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although the Fund will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Custodial Receipts. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. The Fund may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when HCMFA believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Fund not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Fund will be able to effect a trade of a government stripped mortgage related security at a desired time. The Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Fund treats government stripped mortgage related securities as illiquid and will limit the Fund’s investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Fund.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). The Fund may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which the Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. The Fund may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. The Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

World Equity Benchmark Shares (WEBS) and Other Index-Related Securities. The Fund may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Fund’s investment limitations.

Certain Investment Techniques, Derivatives Risk and Leverage Risk. When HCMFA uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New or revised laws or regulations may be issued by the CFTC, the SEC, the IRS or the Treasury Department, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The effect of any future regulatory change on the Fund could be substantial and adverse.

PORTFOLIO HOLDINGS

The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisors and affiliated persons of the Fund and (ii) clients of HCMFA or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund, HCMFA or any other person for these disclosures. A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end

The largest five portfolio holdings are posted to the Trust’s website on a monthly basis. In addition, certain service providers to the Fund, HCMFA, Transfer Agent (as defined herein) or Underwriter (as defined herein), such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, Transfer Agent and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, HCMFA or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and HCMFA or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Fund’s top five holdings also are posted on the Fund’s website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities. The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 15 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. Investment restrictions 9 through 15 are not fundamental policies and may be changed by a vote of the Board at any time.

9. The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

11. The Fund may not invest in companies for the purpose of exercising control or management.

12. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

13. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

15. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the portfolio manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of the Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available when seeking best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager does not take into account a broker or dealer’s promotional or sales efforts on behalf of the Fund.

In addition, the investment advisory agreement between the Trust and HCMFA relating to the Fund authorizes HCMFA, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which HCMFA or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of the Fund may be useful to HCMFA in servicing the Fund as well as all of HCMFA’s accounts and not all of these services may be used in connection with the particular fund generating the commissions. Consistent with limits established by the Federal securities laws, the Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Fund over the past three fiscal years. Variations in the amount of brokerage commissions paid by the Fund from year to year may result from changing asset levels, market conditions or changes in HCMFA’s outlook.

Fund	Fiscal Year ended September 30, 2012	Fiscal Year ended September 30, 2011	Fiscal Year ended September 30, 2010
Global Allocation Fund	$17,888	$40,911	$42,321

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2012.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Global Allocation Fund	$30,326.27	$47,487,201.71

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2012.

Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
BANK OF AMERICA MERRILL LYNCH	$9,809.66	$11,582,074.46
BARCLAY’S CAPITAL INC	$28,396.15	$47,189,800.49
BLOOMBERG TRADING	$1,681.50	$2,505,046.15
BTIG LLC	$1,865.85	$1,299,247.27
CITIGROUP	$15,794.01	$16,246,758.97
CREDIT SUISSE	$33,034.95	$43,270,843.34
ITG CHANNEL EUROPE	$628.46	$2,178,612.93
J.P. MORGAN SECURITIES INC	$9,946.79	$6,378,382.59
MORGAN STANLEY AND CO	$27,521.90	$160,591,604.60
UBS	$11,264.19	$14,014,383.43
WEEDEN + CO.	$7,268.92	$7,526,149.25

The Fund did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when HCMFA deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever HCMFA believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The following table provides the portfolio turnover rates for the Fund over the past two fiscal years.

Fund	Portfolio Turnover for Period Ended 9/30/12	Portfolio Turnover for Period Ended 9/30/11
Global Allocation Fund	47%	47%

Prior to February 18, 2011, GEAM was the investment adviser to the Fund.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	17	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	17	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	17	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	17	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

Ethan Powell[2] (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst &Young from 1999 to 2007.	17	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011;Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI.
[2]	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. The following table sets forth the aggregate compensation anticipated to be paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) by the Fund and the total compensation anticipated to be paid to each of the Trustees by the Highland Funds Complex for the Trust for the period ending September 30, 2012 and the other Funds in the Highland Funds Complex for the same period.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Funds Complex
Interested Trustee
Ethan Powell	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$14,128	$0	$0	$150,000
Scott F. Kavanaugh	$14,128	$0	$0	$150,000
James F. Leary	$14,128	$0	$0	$150,000
Bryan A. Ward	$14,128	$0	$0	$150,000

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex.

Role of the Board, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HCMFA, the Sub-Advisers, and the distributor, administrator, sub-administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom (including the Chairman) are Independent Trustees. The remaining Trustee, Mr. Powell, also serves as Executive Vice President and Secretary of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”) because of his position with HCMFA. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Leary and Ward. The Audit Committee met eight times during the fiscal year ended September 30, 2012. Mr. Ward acts as the Chairman of the Audit Committee.

Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee and did not meet during the fiscal year ended September 30, 2012. The Nominating Committee met three times during the fiscal year ended September 30, 2012. Scott Kavanaugh acts as the Chairman of the Governance Committee.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met nine times during the fiscal year ended September 30, 2012. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended September 30, 2012. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Independent Trustee serve as the Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HCMFA and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HCMFA and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Funds Complex as of December 31, 2012.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex Overseen by Trustee
Interested Trustee
Ethan Powell
NexPoint Credit Strategies Fund	$50,001 - $100,000
Highland/iBoxx Senior Loan ETF	$1 - $10,000	$50,001 - $100,000
Independent Trustees
Timothy K. Hui
NexPoint Credit Strategies Fund	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh
NexPoint Credit Strategies Fund	$10,001 - $50,000	$10,001 - $50,000
James F. Leary
NexPoint Credit Strategies Fund	$50,001 - $100,000	$50,001 - $100,000
Bryan A. Ward
NexPoint Credit Strategies Fund	$1 - $10,000	$1 - $10,000

Trustee Positions

As of December 31, 2012, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.

Other Interests

In the third quarter of 2012, certain trusts of which members of James Dondero’s family are beneficiaries (the “Family Trust”) purchased approximately one million dollars of shares issued by First Foundation, Inc., a bank holding company of which Mr. Kavanaugh is the Vice-Chairman, President, Chief Executive Officer and Chief Operating Officer. Following this purchase, the Family Trust holds approximately three and a half million dollars, or less than 4%, of First Foundation, Inc. shares.

Code of Ethics

The Fund and HCMFA have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and HCMFA personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Adviser

HCMFA serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

HCMFA Investment Advisory Agreement

Under the Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to the Fund. See “Administrator” below.

HCMFA carries out its duties under the Investment Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

The duties and responsibilities of HCMFA are specified in investment advisory and administration agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between HCMFA and the Trust on behalf of the Fund. Under the Advisory Agreements, HCMFA, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. HCMFA carries out its duties under each Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which an Advisory Agreement relates.

Investment Advisory Fee

The Fund pays HCMFA a fee for advisory services provided under the Advisory Agreements that is computed and accrued daily and paid monthly at the annual rate of 0.40% of the Fund’s average daily managed assets.

The following table provides total investment advisory and administration fees paid by the Fund1, and, where applicable, total fees and expenses waived for the last three fiscal years.

	Total Fees for Fiscal Year Ended 9/30/12	Fees and Expenses Waived 9/30/12	Total Fees for Fiscal Year Ended 9/30/11	Fees and Expenses Waived 9/30/11	Total Fees for Fiscal Year Ended 9/30/10	Fees and Expenses Waived 9/30/10
Global Allocation Fund	$119,511	$0	$210,338	$1,132	$212,292	$9,827

Securities Activities of HCMFA

Securities held by the Fund also may be held by other funds or separate accounts for which HCMFA acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HCMFA for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other client of HCMFA arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HCMFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HCMFA (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which HCMFA acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HCMFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for the Fund.

[1]	Paid to GEAM, the investment adviser to the Former GE Funds prior to February 18, 2011.

Portfolio Manager – Other Accounts Managed and Ownership of Securities

The Fund’s portfolio manager is James Dondero. The following table identifies: (i) the portfolio manager identified in the Prospectus who is primarily responsible for the day-to-day management of the Fund, (ii) the number of registered investment companies managed by the portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of the Fund’s securities owned by the portfolio manager, if any. All information is provided as of September 30, 2012.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
James Dondero	2 Other Registered Investment Vehicles with $472.9 million in total assets managed, of which the fee for 1 account with $2.6 million in total assets is based on the performance of the account.	4 Other Pooled Investment Vehicles with $390 million in total assets managed, of which the fee for 4 accounts and $295 million in total assets is based on the performance of the accounts.	None	$0

Conflicts of Interest – HCMFA, Anchor, Brookmont, Incline, GEAM and Palisade

Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. HCMFA has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

HCMFA

HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, HCMFA and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, HCMFA and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

HCMFA has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HCMFA has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HCMFA furnishes advisory services to numerous clients in addition to the Fund, and HCMFA may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to HCMFA or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HCMFA, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HCMFA recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that HCMFA, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HCMFA may refrain from rendering any advice or services concerning securities of companies of which any of HCMFA’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HCMFA or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HCMFA includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

HCMFA, its affiliates or its partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HCMFA will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HCMFA will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While HCMFA does not believe there will be frequent conflicts of interest, if any, HCMFA and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between HCMFA’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of HCMFA and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HCMFA’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Portfolio Manager – Compensation

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at HCMFA.

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan – The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA in order to promote the success of HCMFA.

Long-Term Incentive Plan – The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies to HCMFA, in accordance with HCMFA’s proxy voting policies and procedures (“Proxy Policy”).

HCMFA’s proxy voting policy and procedures will be presented to the Board annually. HCMFA will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

HCMFA’s proxy voting policy is attached as Appendix B.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to Foreside Funds Distributors LLC (the “Underwriter”) at the rates set forth below for the Fund:

	Distribution Fee	Service Fee
Class A	0.00%	0.25	%*
Class B	0.75%	0.25	%*
Class C	0.75%	0.25	%*
Class R	0.25%	0.25	%*
Class Y	None	None

*	The 0.25% paid under the Rule 12b-1 plan may be used for distribution and/or shareholder service expenses.

The Underwriter may pay all or a portion of these fees to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries (“Financial Advisors”) whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution or service fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under the Plan for distribution or service fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Shareholder Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under the Plan, the Trust pays the Underwriter, with respect to the Fund (1) for shareholder servicing (and for Class A and Class R shares — distribution services) provided to Class A, Class B, Class C and Class R shares of the Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B, Class C and Class R shares of the Fund. These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may return to their stated levels, at any time, without prior notice.

Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to the Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to the Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

In addition, HCMFA and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with HCMFA, the Underwriter or the Fund (“Financial Advisors”) for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with HCMFA. Payments may relate to selling and/or servicing activities, such as: access to a Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer the Fund as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisors to recommend the purchase of the Fund over another mutual fund or another investment option. As of December 31, 2012, the Fund has entered into arrangements to make additional distribution related payments to the following Financial Advisors: Fidelity Brokerage Services LLC and National Financial Services LLC, Genworth Financial Securities Corp., Raymond James & Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services Inc., A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc., Charles Schwab & Co, Morgan Stanley Smith Barney, Pershing LLC, Wells Fargo Advisers LLC, and Prudential Investment Management Services LLC. Inclusion on this list does not imply that the additional compensation paid to such Financial Advisors necessarily constitutes “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). HCMFA will update this listing annually and interim arrangements may not be reflected. HCMFA assumes no duty to notify any investor whether a Financial Advisor through which he/she invests should be included in any such listing. You are encouraged to review the prospectus for the Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

HCMFA does not direct the Fund’s portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

HCMFA and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. HCMFA and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Fund to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with HCMFA) may have a conflict of interest in selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Trust has adopted a Distribution Plan for the Fund’s Class A Shares, Class C Shares and Class R Shares (the “Distribution Plan”) pursuant to which Class A Shares, Class C Shares and Class R Shares are authorized to pay fees to the Fund’s distributor for providing distribution and/or shareholder services to the Fund. Under the Distribution Plan, Class A Shares, Class C Shares and Class R Shares of the Fund paid an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.35%, 1.00% and 0.50%, respectively, of the average net assets of Class A Shares, Class C Shares or Class R Shares, respectively, as compensation for the Fund’s distributor providing account maintenance and distribution services to shareholders.

During the fiscal year ended September 30, 2012, the Fund paid $97,203 to the Underwriter for distribution and shareholder servicing.

For the fiscal year ended September 30, 2012, the Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan
Class A	$81,166
Class B	$894
Class C	$15,137
Class R	$5

Total	$97,203

For the fiscal year ended September 30, 2012, the Underwriter spent the fees paid under the Fund’s 12b-1 Plan as follows:

Class	Advertising/ Marketing	Printing/ Postage	Payment to Underwriter	Payment to Dealers	Compens- ation to Sales Personnel	Other
Class A	$10,540	$954	$9,447	$39,612	$13,667	$30,732
Class B	$170	$0	$33	$355	$234	$56
Class C	$827	$42	$450	$12,567	$1,610	$1,355
Class R	$0	$0	$0	$0	$0	$0

TOTAL	$11,537	$996	$9,930	$52,534	$15,511	$32,143

For the fiscal years ended September 30, 2011 and 2010, the Underwriter and GEID* earned and retained the following amounts on the sale of Class A shares of the Fund as follows:

Year	Amount Earned by the Underwriter and GEID (Aggregate Amount of Commissions)	Amount Retained by the Underwriter and GEID
2011	$53,007	$19,557
2010	$89,350	$48,557

*	Prior to February 18, 2011, GEID was the distributor of each series of the Trust as of that date (the “Former GE Funds”). Accordingly, the Underwriter did not earn or retain any amount on the sale of shares of any Former GE Fund for 2009 and 2010

For the fiscal years ended September 30, 2011 and 2010, the Underwriter and GEID* earned and retained the following amounts on the sale of Class B shares of the Fund as follows:

Year	Amount Earned by the Underwriter and GEID (Aggregate Amount of Commissions)	Amount Retained by the Underwriter and GEID
2011	$865	$669
2010	$4,029	$2,190

*	Prior to February 18, 2011, GEID was the distributor of the Former GE Funds. Accordingly, the Underwriter did not earn or retain any amount on the sale of shares of any Former GE Fund for 2010.

For the fiscal years ended September 30, 2011 and 2010, the Underwriter and GEID* earned and retained the following amounts on the sale of Class C shares of the Fund as follows:

Fund	Year	Amount Earned by the Underwriter and GEID (Aggregate Amount of Commissions)	Amount Retained by the Underwriter and GEID (Aggregate Amount of Commissions)
Global Allocation Fund	2011	$7,653	$2,128
Global Allocation Fund	2010	$20,760	$11,282

*	Prior to February 18, 2011, GEID was the distributor of the Former GE Funds. Accordingly, the Underwriter did not earn or retain any amount on the sale of shares of any Former GE Fund for 2009 and 2010.

For the fiscal years ended September 30, 2011 and 2010, the Underwriter and GEID* earned and retained the following amounts on the sale of Class R shares of the Fund as follows:

Fund	Year	Amount Earned by the Underwriter and GEID (Aggregate Amount of Commissions)	Amount Earned by the Underwriter and GEID (Aggregate Amount of Commissions)
Global Allocation Fund	2011	$18	$18
Global Allocation Fund	2010	$44	$24

*	Prior to February 18, 2011, GEID was the distributor of the Former GE Funds. Accordingly, the Underwriter did not earn or retain any amount on the sale of shares of any Former GE Fund for 2009 and 2010.

Custodian

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, 16th Floor Boston, MA 02116, is the custodian for the Fund. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator

The Fund has entered into an administration services agreement with State Street and pays State Street a joint fee for administration and accounting services. As with other funds advised by HCMFA, HCMFA generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Transfer Agent and Dividend Paying Agent

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, serves as the transfer agent of the Fund’s investments. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Fund. For its services, BFDS receives monthly fees charged to the Fund, plus certain charges for securities transactions.

Underwriter

Foreside Funds Distributors LLC., located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312, serves as the Fund’s statutory underwriter and facilitates the distribution of the Fund’s shares. The Underwriter will use all reasonable efforts in connection with distribution of shares of the Fund.

Certain Affiliations

The Fund and HCMFA are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Fund and HCMFA are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a division of NexBank and a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

With respect to the Fund, the Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any contingent deferred sales charge (“CDSC”) paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

Class B Shares. Class B shares are closed to new investments. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Highland Fund II portfolios. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Fund, except through a dividend reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

Class B shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described below will be subject to a CDSC.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Fund uses the shares with the lowest CSDC to fill your redemption requests.

Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. However, unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.

Class R Shares. Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Unlike Class B shares, Class R shares do not convert to Class A shares after a specified period of time. Trail commissions of up to 0.50% may be paid to Financial Advisors that provide on-going services with respect to Class R shares.

Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, Class R and Class Y shares of the Fund are currently available to clients and customers of Financial Advisors as provided above. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HCMFA or the Underwriter and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Underwriter. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HCMFA or the Underwriter.

CDSCs

A CDSC payable to the Fund is imposed on certain redemptions of Class A, Class B and Class C shares of a Participant Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (a) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (b) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase), and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	4.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

Class B shares will automatically convert to Class A shares six years after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See “Shareowner Guide — How to Invest in Highland Funds II—Exchange of Shares” in the Fund’s Prospectus for the effect of exchanges on the CDSC applicable to exchanged shares.

In determining the applicability and rate of any CDSC to a redemption of shares of the Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than net realized long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for the Fund. Dividends of the Fund that are derived from net investment income and distributions of net realized long- and short-term capital gains paid by the Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

Dividends attributable to the net investment income of the Fund generally are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund generally are declared and paid annually.

As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class B and Class C shares.

The Fund is subject to a 4% non-deductible excise tax on net investment income and net capital gains that are not distributed on a calendar-year basis. If necessary to avoid the imposition of this tax or Fund-level U.S. federal income taxes, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of the Fund’s net investment income or distributions of the Fund’s net capital gains more frequently than stated above. See “Income Tax Considerations” below.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Fund

The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which the Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt interest, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income or net capital gain retained by the Fund will be subject to Fund-level tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations as described below, the Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, defined below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in and at the rates applicable to net capital gain. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If the Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Return of Capital Distributions

If the Fund makes a distribution with respect to any taxable year to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

If the Fund invests a significant portion of its assets in shares of Underlying Funds, including ETFs and mutual funds, that are RICs, a substantial portion of its distributable income and gains may consist of distributions from such Underlying Funds and gains and losses on the disposition of shares of such Underlying Funds. To the extent an Underlying Fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund investing in that Underlying Fund will not be able to benefit from those losses until (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund that qualifies as a RIC).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by Underlying Funds, rather than investing in shares of Underlying Funds. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

Depending on the Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of certain Underlying Funds may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the Underlying Fund. This could be the case where the Fund holds a significant interest in an Underlying Fund that is either a closed-end RIC or not a “publicly offered” RIC within the meaning of the Code – where true, most likely because the Underlying Fund is offered only to upper-tier funds — and redeems only a small portion of such interest. Dividend treatment of a redemption by the Fund would affect the amount and character of income required to be distributed by both the Fund and the Underlying Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income” or for the dividends-received deduction; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the Underlying Fund directly.

To the extent the Fund invests in commodity-related ETFs, certain of these ETFs may qualify as qualified publicly traded partnerships. The RIC diversification requirement described above will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. In addition, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. Further, if such an ETF ceased to qualify for treatment as a partnership for U.S. federal income tax purposes, it instead would be treated as a corporation for such purposes. In that case, the ETF would be obligated to pay income tax at the entity level, thereby reducing the value of the Fund’s investment in that ETF.

Certain other commodity-related ETFs that are treated as regular (i.e., non-QPTP) partnerships, trusts or other pass-through vehicles for tax purposes could give rise to income that is not qualifying income for purposes of the 90% gross income requirement described above. If the income from such ETFs together with any other non-qualifying income earned by the Fund caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

MLPs in which the Fund may invest may qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to the Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. If all or a portion of any income and gains from the Fund’s investment in an MLP that is a regular (non-QPTP) partnership were to constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement, the Fund’s investment in such an entity could bear on or be limited by the Fund’s intention to satisfy the RIC 90% gross income requirement.

The Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle, securities loan and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

In addition, the tax rules applicable to certain derivative instruments, as well as certain ETNs, in which the Fund may invest are uncertain under current law, including under the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Fund’s ability to meet one or more of the requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

The Fund’s use of commodity-linked derivatives and other similar instruments and investments in physical commodities can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from physical commodities and certain commodity-linked instruments generally do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative or other instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

In addition, certain derivatives transactions and investments in foreign currency-denominated debt instruments, as well as any transactions in foreign currencies or hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of securities of non-U.S. issuers that the Fund has held for at least the minimum period specified in the Code. Similarly, if at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in Underlying Funds that qualify as RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders for such year foreign income and other similar taxes paid by the Fund in respect of securities of non-U.S. issuers held directly by the Fund or by such an Underlying Fund that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes.

In each such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid directly or indirectly by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes directly or indirectly paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if eligible in a particular taxable year, the Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes directly or indirectly paid by the Fund in such year.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly (through its investments in REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts to the extent it invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

To the extent the Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Backup Withholding

The Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends or exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends or exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions will expire for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

PRINCIPAL SHAREHOLDERS

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. As of May 14, 2013, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund are included in the table below.

As of May 14, 2013, the Officers and Trustees of Highland Funds II, as a group, owned less than 1% of any class of the Fund. As of May 14, 2013, the only persons known by the Fund to own of record or beneficially 5% or more of any class of the outstanding shares of the Fund were as follows:

Name and Address Of Record Owner	Outstanding Shares Held	Percent of Class (%)
GLOBAL ALLOCATION FUND CLASS B

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 5090406 SAN DIEGO, CA 92150-9046	95.051	24.53

PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-9998	117.544	30.34

NFS LLC FEBO RICHARD M POLLOCK 4716 MORNINGSIDE DRIVE CLEVELAND, OH 44109	174.826	45.13

GLOBAL ALLOCATION FUND CLASS C

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	52,308.204	17.06

MERRILL LYNCH PIERCE FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246-6484	23,366.394	6.97

MG TRUST COMPANY CUST FBO COGNITION CORPORATION 401K PROFIT SHARING PLAN 700 17TH STREET, SUITE 300 DENVER, CO 80202-3531	17,112.962	5.58

GLOBAL ALLOCATION FUND CLASS R

HIGHLAND CAPITAL MGMT SERVICES INC 13455 NOEL RD STE 800 DALLAS, TX 75240-1530	210.554	100.00

GLOBAL ALLOCATION FUND CLASS Y

D A DAVIDSON & CO CUSTODIAN FOR BEAN FOUNDATION INC. P.O. BOX 5015 GREAT FALLS, MT 59403-5015	12,689.053	20.00

FRONTIER TRUST COMPANY FBO MOODY INSURANCE AGENCY, INC. 401K PO BOX 10758 FARGO, ND 58106-0758	15,362.762	24.21

Name and Address Of Record Owner	Outstanding Shares Held	Percent of Class (%)
MSSB FBO MICHAEL R. ROBLYER, TTEE ROBERT B LANTZ TRUST U/W/O ROBERT B. LANTZ 7 WILLOW STREET ANNAPOLIS, MD 21404-3112	5,287.283	8.33

FRONTIER TRUST COMPANY FBO MOODY-VALLEY INSURANCE AGENCY INC. P.O. BOX 10758 FARGO, ND 58106-0758	4,595.396	7.24

MSSB C/F BRUCE E. BATES (DECD) EDWARD FRANCIS TIERNEY III (BENE) TRAD INHERITED IRA 427 NORTONTOWN ROAD GUILFORD, CT 06437-2226	4,031.574	6.35

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST. LOUIS, MO 63103-2523	11,774.601	18.56

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”). The Fund commenced operations on June 2, 1997. Prior to February 18, 2011, GEAM was the investment adviser to the Fund. Effective as of February 18, 2011, HCMFA serves as the investment adviser to the Fund. The name of the Trust was changed from “GE Funds” to “Highland Funds II” effective February 22, 2011. The name of the Trust was changed from “Highland Funds II” to “Pyxis Funds II” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds II” to “Highland Funds II” effective February 8, 2013.

In the interest of economy and convenience, physical certificates representing shares of the Fund are not issued. Boston Financial Data Services Inc. maintains a record of each shareholder’s ownership of shares of the Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Fund may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of the Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Fund in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Fund.

Shareholder Rights and Voting. When issued, shares of the Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate the Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of the Fund of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the Fund or Classes of the Fund, in which case only shares of the affected Fund or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Fund will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. Ropes & Gray LLP serves as counsel for the Trust.

Independent Registered Public Accounting Firm. KPMG LLP, located at Two Financial Center, 60 South Street, Boston, MA 02111, serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits and reports on the annual financial statements, and performs other professional accounting, auditing and tax services when engaged to do so.

FINANCIAL STATEMENTS

The audited financial statements and the related report of KPMG LLP, an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund, dated September 30, 2012, and the unaudited financial highlights and financial statements contained in the Semiannual Report to Shareholders of the Fund, dated March 31, 2013, are hereby incorporated by reference. No other part of the Annual Report or the Semiannual Report is incorporated by reference.

The Trust will furnish, without charge, a copy of the Trust’s Annual Report, upon request to the Trust at PO Box 8656, Boston, Massachusetts 02266-8656.

Pro forma financial statements of the Acquiring Fund for the Reorganizations are attached hereto as Appendix C.

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Long-term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

Long-term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard &Poor’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-2

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless Standard &Poor’s believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard &Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard &Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard &Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard &Poor’s maintains surveillance of an issue with a published SPUR.

A-4

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

HIGHLAND CAPITAL MANAGEMENT, L.P.

ANCHOR CAPITAL MANAGEMENT GROUP, INC.

PROXY VOTING POLICY

1.	Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly.

B-1

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

B-2

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

B-3

APPENDIX C

PRO FORMA FINANCIAL STATEMENTS OF

HIGHLAND GLOBAL ALLOCATION FUND (THE “ACQUIRING FUND”)

Shown below are the pro forma financial statements of the Acquiring Fund assuming the consummation of the Reorganization(s). The unaudited pro forma Schedule of Investments and the unaudited pro forma Statement of Assets and Liabilities have been prepared as though the Reorganization(s) had been effective on March 31, 2013. The unaudited pro forma Statement of Operations has been prepared as though the Reorganization(s) had been effective April 1, 2012 to report operations for the twelve months ended March 31, 2013.

PRO FORMA COMBINED

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

				Merger Scenario 1		Merger Scenario 2		Merger Scenario 3
				Global Allocation and International Equity		Global Allocation and Global Select Equity		Global Allocation, International Equity and Global Select Equity
	Highland Global Allocation Fund	Highland International Equity Fund	Highland Global Select Equity Fund	Pro Forma Adjustments	Pro Forma Fund	Pro Forma Adjustments	Pro Forma Fund	Pro Forma Adjustments	Pro Forma Fund
Assets
Investments, at value*(a)	$212,168,911	$13,590,204	$29,276,400	$—	$225,759,115	$—	$241,445,311	$—	$255,035,515
Cash	6,266,616	450,445	286,354	—	6,717,061	—	6,552,970	—	7,003,415
Restricted Cash – Futures	420,000	20,000	50,000	—	440,000	—	470,000	—	490,000
Foreign currency**	—	40,854	6,545	—	40,854	—	6,545	—	47,399
Receivable for:				—		—		—
Investments sold	—	187,945	—	—	187,945	—	—	—	187,945
Dividend and interest	220,922	98,639	103,098	—	319,561	—	324,020	—	422,659
Fund shares sold	4,566	—	1,422	—	4,566	—	5,988	—	5,988
Prepaid expenses and other assets	118,835	27,374	40,722	—	146,209	—	159,557	—	186,931
Variation margin	22,420	—	66	—	22,420	—	22,486	—	22,486

Total assets	219,222,270	14,415,461	29,764,607	—	233,637,731	—	248,986,877	—	263,402,338

Liabilities
Payable for:
Upon receipt of securities loaned (Note 4)	28,498,949	1,585,098	5,026,220	—	30,084,047	—	33,525,169	—	35,110,267
Investments purchased	191,091	306,812	—	—	497,903	—	191,091	—	497,903
Fund shares redeemed	142,651	21,015	4,400	—	163,666	—	147,051	—	168,066
Variation margin	—	294	—	—	294	—	—	—	294
Investment advisory and administration fees (Note 5)	64,252	7,720	15,258	—	71,972	—	79,510	—	87,230
Trustee fees	3,892	470	789	—	4,362	—	4,681	—	5,151
Distribution and shareholder service fees (Note 5)	9,399	665	1,194	—	10,064	—	10,593	—	11,258
Transfer agent fees	—	8,661	10,583	—	8,661	—	10,583	—	19,244
Custody fees	12,844	45,025	16,079	—	57,869	—	28,923	—	73,948
Accrued expenses and other liabilities	63,301	15,203	19,568	—	78,504	—	82,869	—	98,072

Total liabilities	28,986,379	1,990,963	5,094,091	—	30,977,342	—	34,080,470	—	36,071,433

Net Assets	190,235,891	12,424,498	24,670,516	—	202,660,389	—	214,906,407	—	227,330,905

Net Assets Consist of:
Par value (Note 1)	17,256	961	1,080	—	18,382	—	19,495	—	20,622
Paid-in capital	158,767,968	25,241,763	25,976,574	—	184,009,566	—	184,743,383	—	209,984,980
Accumulated net investment income (loss)	380,816	(90,130)	(46,328)	—	290,686	—	334,488	—	244,358
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	3,070,409	(14,367,717)	(5,861,520)	—	(11,297,308)	—	(2,791,111)	—	(17,158,828)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities denominated in foreign currency	27,999,442	1,639,621	4,600,710	—	29,639,063	—	32,600,152	—	34,239,773

Net Assets	190,235,891	12,424,498	24,670,516	—	202,660,389	—	214,906,407	—	227,330,905

Class A:
Net assets	183,341,852	11,050,069	24,509,199	—	194,391,921	—	207,851,051	—	218,901,120
Shares outstanding ($0.001 par value; unlimited shares authorized)	16,639,904	850,296	1,072,563	152,596	17,642,796	1,151,865	18,864,332	1,304,461	19,867,224

Net asset value per share(b)(c)	11.02	13	22.85		11.02		11.02		11.02

Maximum offering price per share(d)	11.69	13.79	24.24		11.65		11.65		11.65

Class B:
Net assets	4,044	9,860	575	—	13,904	—	4,619	—	14,479
Shares outstanding ($0.001 par value; unlimited shares authorized)	387	833	28	112	1,332	28	443	140	1,388

Net asset value and offering price per share(b)	10.44	11.84	20.22		10.44		10.44		10.44

Class C:
Net assets	3,318,362	709,141	143,057	—	4,027,503	—	3,461,419	—	4,170,560
Shares outstanding ($0.001 par value; unlimited shares authorized)	324,642	60,218	6,994	9,159	394,019	7,002	338,638	16,161	408,015

Net asset value and offering price per share(b)	10.22	11.78	20.45		10.22		10.22		10.22

Class R:
Net assets	2,346	961	1,046	—	3,307	—	3,392	—	4,353
Shares outstanding ($0.001 par value; unlimited shares authorized)	211	73	46	13	297	47	304	60	390

Net asset value, offering and redemption price per share	11.14	13.07	22.86		11.14		11.14		11.14

Class Y:
Net assets	3,569,287	654,467	16,639	—	4,223,754	—	3,585,926	—	4,240,393
Shares outstanding ($0.001 par value; unlimited shares authorized)	290,405	49,597	722	3,651	343,653	631	291,758	4,282	345,006

Net asset value, offering and redemption price per share	12.29	13.2	23.05		12.29		12.29		12.29

* Investments, at cost	184,238,781	11,950,904	24,675,686		196,189,685		208,914,467		220,865,371
** Foreign currency, at cost	—	40,702	6,513		40,702		6,513		47,215
(a) Includes market value of securities on loan of:	28,494,556	1,512,833	4,908,889		30,007,389		33,403,445		34,916,278
(b)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(c)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(d)	The sales charge is 5.75% for all Funds. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

PRO FORMA COMBINED

SCHEDULES OF INVESTMENTS

March 31, 2013 (Unaudited)

										Merger Scenario 1			Merger Scenario 2			Merger Scenario 3
	Global Allocation Fund			International Equity			Global Select Equity			Global Allocation and International Equity			Global Allocation and Global Select Equity			Global Allocation, International Equity and Global Select Equity
		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)
Common Stocks	94.9%			95.3%			96.3%			94.9%			95.0%			95.1%
AUTOMOBILES & COMPONENTS	1.0%			5.3%						1.3%			0.9%			1.1%
Bridgestone Corp. (a)		—	—		7,600	254,627		—	—		7,600	254,627		—	—		7,600	254,627
Ford Motor Co.		145,609	1,914,758		—	—		—	—		145,609	1,914,758		145,609	1,914,758		145,609	1,914,758
Toyota Motor Corp. (a)		—	—		7,524	386,123		—	—		7,524	386,123		—	—		7,524	386,123

			1,914,758			640,750			—		—	2,555,508		—	1,914,758		—	2,555,508

BANKS	4.4%			11.2%			11.9%			4.8%			5.3%	—	—	5.6%	—	—
Bangkok Bank PCL, NVDR		—	—		4,900	37,145		65,700	498,050		4,900	37,145		65,700	498,050		70,600	535,195
Bank of Yokohama, Ltd. (The)		—	—		17,910	103,627		—	—		17,910	103,627		—	—		17,910	103,627
Barclays PLC		—	—		44,472	196,609		—	—		44,472	196,609		—	—		44,472	196,609
BNP Paribas SA		—	—		3,909	200,983		—	—		3,909	200,983		—	—		3,909	200,983
HSBC Holdings PLC		—	—		28,828	307,512		—	—		28,828	307,512		—	—		28,828	307,512
ICICI Bank, Ltd., ADR (a)		—	—		1,560	66,924		—	—		1,560	66,924		—	—		1,560	66,924
Intesa Sanpaolo SpA		—	—		29,024	42,562		—	—		29,024	42,562		—	—		29,024	42,562
Metropolitan Bank & Trust		—	—		—	—		209,080	599,421		—	—		209,080	599,421		209,080	599,421
Mitsubishi UFJ Financial Group, Inc. (a)		—	—		36,800	220,753		—	—		36,800	220,753		—	—		36,800	220,753
Regions Financial Corp.		390,987	3,202,183		—	—		—	—		390,987	3,202,183		390,987	3,202,183		390,987	3,202,183
Standard Chartered PLC		—	—		8,366	216,402		42,413	1,097,089		8,366	216,402		42,413	1,097,089		50,779	1,313,491
U.S. Bancorp		—	—		—	—		22,073	748,937		—	—		22,073	748,937		22,073	748,937
Wells Fargo & Co.		140,216	5,186,590		—	—		—	—		140,216	5,186,590		140,216	5,186,590		140,216	5,186,590

			8,388,773			1,392,517			2,943,497		—	9,781,290		—	11,332,270		—	12,724,787

CAPITAL GOODS	7.1%			9.9%			9.2%			7.3%			7.4%			7.5%
ABB, Ltd., ADR (a)		53,120	1,209,011		—	—		—	—		53,120	1,209,011		53,120	1,209,011		53,120	1,209,011
Alfa Laval AB		—	—		4,089	94,395		27,865	643,269		4,089	94,395		27,865	643,269		31,954	737,664
Assa Abloy AB, Class B		—	—		3,292	134,728		—	—		3,292	134,728		—	—		3,292	134,728
Boeing Co. (The)		26,965	2,314,945		—	—		—	—		26,965	2,314,945		26,965	2,314,945		26,965	2,314,945
Cummins, Inc. (a)		10,786	1,249,127		—	—		6,378	738,636		10,786	1,249,127		17,164	1,987,763		17,164	1,987,763
Deere & Co. (a)		35,324	3,037,157		—	—		—	—		35,324	3,037,157		35,324	3,037,157		35,324	3,037,157
Dover Corp. (a)		13,482	982,568		—	—		—	—		13,482	982,568		13,482	982,568		13,482	982,568
Eaton Corp. PLC		21,571	1,321,224		—	—		—	—		21,571	1,321,224		21,571	1,321,224		21,571	1,321,224
European Aeronautic Defence and Space Co. NV		—	—		741	37,775		—	—		741	37,775		—	—		741	37,775
FANUC Corp.		—	—		900	137,747		—	—		900	137,747		—	—		900	137,747
Honeywell International, Inc.		45,840	3,454,044		—	—		11,822	890,788		45,840	3,454,044		57,662	4,344,832		57,662	4,344,832
JGC Corp. (a)		—	—		1,999	51,155		—	—		1,999	51,155		—	—		1,999	51,155
Kubota Corp. (a)		—	—		10,000	144,437		—	—		10,000	144,437		—	—		10,000	144,437
Larsen & Toubro, Ltd., GDR		—	—		1,294	32,479		—	—		1,294	32,479		—	—		1,294	32,479
Mitsubishi Heavy Industries, Ltd.		—	—		13,000	74,942		—	—		13,000	74,942		—	—		13,000	74,942
Mitsui & Co., Ltd. (a)		—	—		3,700	51,868		—	—		3,700	51,868		—	—		3,700	51,868
Safran SA		—	—		5,668	253,248		—	—		5,668	253,248		—	—		5,668	253,248
Schneider Electric SA		—	—		425	31,107		—	—		425	31,107		—	—		425	31,107
Siemens AG		—	—		695	74,993		—	—		695	74,993		—	—		695	74,993
Vallourec SA		—	—		2,287	110,128		—	—		2,287	110,128		—	—		2,287	110,128

			13,568,076			1,229,002			2,272,693		—	14,797,078		—	15,840,769		—	17,069,771

COMMERCIAL & PROFESSIONAL SERVICES	0.4%			3.9%			0.0%			0.7%			0.4%			0.6%
Aggreko PLC		—	—		2,701	73,086		—	—		2,701	73,086		—	—		2,701	73,086
Brambles, Ltd.		—	—		16,842	148,722		—	—		16,842	148,722		—	—		16,842	148,722
Capita PLC		—	—		9,654	131,785		—	—		9,654	131,785		—	—		9,654	131,785
Experian PLC		—	—		4,515	78,156		—	—		4,515	78,156		—	—		4,515	78,156
Intertek Group PLC		—	—		1,092	56,261		—	—		1,092	56,261		—	—		1,092	56,261
Nielsen Holdings NV		23,459	840,301		—	—		—	—		23,459	840,301		23,459	840,301		23,459	840,301

			840,301			488,010			—		—	1,328,311		—	840,301		—	1,328,311

CONSUMER DURABLES & APPAREL				3.1%			9.7%			0.2%			1.1%			1.2%
Adidas AG		—	—		—	—		7,866	817,553		—	—		7,866	817,553		7,866	817,553
Luxottica Group SpA		—	—		3,646	183,106		20,112	1,010,047		3,646	183,106		20,112	1,010,047		23,758	1,193,153
LVMH Moet Hennessy Louis Vuitton SA		—	—		636	109,354		3,304	568,093		636	109,354		3,304	568,093		3,940	677,447
Swatch Group AG (The)		—	—		169	98,514		—	—		169	98,514		—	—		169	98,514

			—			390,974			2,395,693		—	390,974		—	2,395,693		—	2,786,667

DIVERSIFIED FINANCIALS	7.4%			2.2%			2.2%			7.0%			6.8%			6.5%
American Express Co.		56,086	3,783,561		—	—		—	—		56,086	3,783,561		56,086	3,783,561		56,086	3,783,561
Ameriprise Financial, Inc.		39,908	2,939,224		—	—		—	—		39,908	2,939,224		39,908	2,939,224		39,908	2,939,224
Citigroup, Inc.		66,603	2,946,517		—	—		—	—		66,603	2,946,517		66,603	2,946,517		66,603	2,946,517
CME Group, Inc.		—	—		—	—		8,979	551,221		—	—		8,979	551,221		8,979	551,221

										Merger Scenario 1			Merger Scenario 2			Merger Scenario 3
	Global Allocation Fund			International Equity			Global Select Equity			Global Allocation and International Equity			Global Allocation and Global Select Equity			Global Allocation, International Equity and Global Select Equity
		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)
Deutsche Bank AG		—	—		3,079	120,253		—	—		3,079	120,253		—	—		3,079	120,253
ING Groep NV (b)		—	—		20,787	147,797		—	—		20,787	147,797		—	—		20,787	147,797
Invesco, Ltd.		103,544	2,998,634		—	—		—	—		103,544	2,998,634		103,544	2,998,634		103,544	2,998,634
JPMorgan Chase & Co.		28,043	1,330,921		—	—		—	—		28,043	1,330,921		28,043	1,330,921		28,043	1,330,921

			13,998,857			268,050			551,221		—	14,266,907		—	14,550,078		—	14,818,128

ENERGY	12.2%			5.1%			6.8%			11.8%			11.6%			11.3%
Anadarko Petroleum Corp.		41,256	3,607,837		—	—		—	—		41,256	3,607,837		41,256	3,607,837		41,256	3,607,837
BG Group PLC		—	—		5,030	86,231		29,910	512,756		5,030	86,231		29,910	512,756		34,940	598,987
Cenovus Energy, Inc.		—	—		1,758	54,439		—	—		1,758	54,439		—	—		1,758	54,439
Chevron Corp.		38,290	4,549,618		—	—		—	—		38,290	4,549,618		38,290	4,549,618		38,290	4,549,618
Eni SpA		—	—		2,894	65,145		—	—		2,894	65,145		—	—		2,894	65,145
Exxon Mobil Corp. (a)		23,190	2,089,651		—	—		—	—		23,190	2,089,651		23,190	2,089,651		23,190	2,089,651
Halliburton Co.		75,501	3,050,995		—	—		—	—		75,501	3,050,995		75,501	3,050,995		75,501	3,050,995
Hess Corp.		23,998	1,718,497		—	—		—	—		23,998	1,718,497		23,998	1,718,497		23,998	1,718,497
Marathon Oil Corp.		88,983	3,000,507		—	—		—	—		88,983	3,000,507		88,983	3,000,507		88,983	3,000,507
Occidental Petroleum Corp.		29,661	2,324,533		—	—		6,214	486,991		29,661	2,324,533		35,875	2,811,524		35,875	2,811,524
Royal Dutch Shell PLC, Class A		—	—		5,994	193,773		—	—		5,994	193,773		—	—		5,994	193,773
Schlumberger, Ltd.		39,368	2,948,269		—	—		8,898	666,371		39,368	2,948,269		48,266	3,614,640		48,266	3,614,640
Subsea 7 SA		—	—		6,714	157,130		—	—		6,714	157,130		—	—		6,714	157,130
Total SA		—	—		1,544	74,062		—	—		1,544	74,062		—	—		1,544	74,062

			23,289,907			630,780			1,666,118		—	23,920,687		—	24,956,025		—	25,586,805

FOOD & STAPLES RETAILING	1.3%			0.0%			0.0%			1.2%			1.1%			1.1%
CVS Caremark Corp.		44,222	2,431,768			—		—	—		44,222	2,431,768		44,222	2,431,768		44,222	2,431,768

FOOD, BEVERAGE & TOBACCO	7.2%			6.8%			10.3%			7.1%			7.5%			7.5%
Anheuser-Busch InBev NV		—	—		1,285	127,468		—	—		1,285	127,468		—	—		1,285	127,468
Archer-Daniels-Midland Co.		71,456	2,410,211		—	—		—	—		71,456	2,410,211		71,456	2,410,211		71,456	2,410,211
Coca-Cola Enterprises, Inc.		75,501	2,787,497		—	—		—	—		75,501	2,787,497		75,501	2,787,497		75,501	2,787,497
Diageo PLC		—	—		8,987	283,161		29,551	931,089		8,987	283,161		29,551	931,089		38,538	1,214,250
Mondelez International, Inc., Class A		123,228	3,772,009		—	—		—	—		123,228	3,772,009		123,228	3,772,009		123,228	3,772,009
Nestle SA		—	—		4,391	318,330		15,400	1,116,437		4,391	318,330		15,400	1,116,437		19,791	1,434,767
PepsiCo, Inc.		59,322	4,692,963		—	—		6,220	492,064		59,322	4,692,963		65,542	5,185,027		65,542	5,185,027
Unilever NV		—	—		2,895	118,792		—	—		2,895	118,792		—	—		2,895	118,792

			13,662,680			847,751			2,539,590		—	14,510,431		—	16,202,270		—	17,050,021

HEALTHCARE EQUIPMENT & SERVICES	5.4%			2.6%			0.0%			5.2%			4.8%			4.7%
Cardinal Health, Inc.		38,829	1,616,063		—	—		—	—		38,829	1,616,063		38,829	1,616,063		38,829	1,616,063
Cie Generale d’Optique Essilor International SA		—	—		1,461	162,749		—	—		1,461	162,749		—	—		1,461	162,749
Covidien PLC		40,447	2,743,924		—	—		—	—		40,447	2,743,924		40,447	2,743,924		40,447	2,743,924
Express Scripts Holding Co. (b)		7,280	419,692		—	—		—	—		7,280	419,692		7,280	419,692		7,280	419,692
Fresenius SE & Co. KGaA		—	—		1,308	161,729		—	—		1,308	161,729		—	—		1,308	161,729
Medtronic, Inc.		72,804	3,418,876		—	—		—	—		72,804	3,418,876		72,804	3,418,876		72,804	3,418,876
Stryker Corp. (a)		11,325	738,843		—	—		—	—		11,325	738,843		11,325	738,843		11,325	738,843
UnitedHealth Group, Inc.		23,303	1,333,165		—	—		—	—		23,303	1,333,165		23,303	1,333,165		23,303	1,333,165

			10,270,563			324,478			—		—	10,595,041		—	10,270,563		—	10,595,041

HOUSEHOLD & PESONAL PRODUCTS				2.6%			0.0%			0.2%			0.0%			0.1%
Svenska Cellulosa AB, Class B		—	—		4,027	104,050		—	—		4,027	104,050		—	—		4,027	104,050
Unicharm Corp. (a)		—	—		3,794	216,696		—	—		3,794	216,696		—	—		3,794	216,696

			—			320,746			—		—	320,746		—	—		—	320,746

INSURANCE	4.5%			8.2%			4.7%			4.8%			4.5%			4.8%
ACE, Ltd.		36,402	3,238,686		—	—		—	—		36,402	3,238,686		36,402	3,238,686		36,402	3,238,686
AIA Group, Ltd.		—	—		67,487	294,720		262,988	1,148,486		67,487	294,720		262,988	1,148,486		330,475	1,443,206
American International Group, Inc. (a)(b)		101,387	3,935,844		—	—		—	—		101,387	3,935,844		101,387	3,935,844		101,387	3,935,844
AXA SA		—	—		6,656	114,615		—	—		6,656	114,615		—	—		6,656	114,615
Prudential Financial, Inc.		24,268	1,431,569		—	—		—	—		24,268	1,431,569		24,268	1,431,569		24,268	1,431,569
Prudential PLC		—	—		12,893	208,499		—	—		12,893	208,499		—	—		12,893	208,499
Sony Financial Holdings, Inc. (a)		—	—		4,600	68,496		—	—		4,600	68,496		—	—		4,600	68,496
Tokio Marine Holdings, Inc. (a)		—	—		6,900	198,443		—	—		6,900	198,443		—	—		6,900	198,443
Zurich Insurance Group AG		—	—		494	137,827		—	—		494	137,827		—	—		494	137,827

			8,606,099			1,022,600			1,148,486		—	9,628,699		—	9,754,585		—	10,777,185

MATERIALS	2.2%			9.1%			6.4%			2.6%			2.7%			3.0%
Allegheny Technologies, Inc. (a)		41,795	1,325,319		—	—		—	—		41,795	1,325,319		41,795	1,325,319		41,795	1,325,319
BHP Billiton PLC		—	—		5,899	171,533		18,058	525,096		5,899	171,533		18,058	525,096		23,957	696,629
HeidelbergCement AG		—	—		2,877	207,105		—	—		2,877	207,105		—	—		2,877	207,105
Linde AG		—	—		1,618	301,366		—	—		1,618	301,366		—	—		1,618	301,366
LyondellBasell Industries NV, Class A		25,347	1,604,212		—	—		—	—		25,347	1,604,212		25,347	1,604,212		25,347	1,604,212
Monsanto Co.		—	—		—	—		4,621	488,116		—	—		4,621	488,116		4,621	488,116
Potash Corp. of Saskatchewan, Inc.		—	—		2,391	93,903		—	—		2,391	93,903		—	—		2,391	93,903
PPG Industries, Inc.		8,898	1,191,798		—	—		—	—		8,898	1,191,798		8,898	1,191,798		8,898	1,191,798
Praxair, Inc. (a)		—	—		—	—		5,027	560,712		—	—		5,027	560,712		5,027	560,712
Rio Tinto PLC		—	—		3,281	153,696		—	—		3,281	153,696		—	—		3,281	153,696

										Merger Scenario 1			Merger Scenario 2			Merger Scenario 3
	Global Allocation Fund			International Equity			Global Select Equity			Global Allocation and International Equity			Global Allocation and Global Select Equity			Global Allocation, International Equity and Global Select Equity
		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)
Syngenta AG		—	—		494	206,583		—	—		494	206,583		—	—		494	206,583

			4,121,329			1,134,186			1,573,924		—	5,255,515		—	5,695,253		—	6,829,439

MEDIA	6.5%			1.3%						6.2%			5.7%			5.5%
CBS Corp., Class B		26,965	1,258,996		—	—		—	—		26,965	1,258,996		26,965	1,258,996		26,965	1,258,996
Comcast Corp., Class A		80,894	3,398,357		—	—		—	—		80,894	3,398,357		80,894	3,398,357		80,894	3,398,357
Interpublic Group of Cos., Inc. (The)		13,482	175,670		—	—		—	—		13,482	175,670		13,482	175,670		13,482	175,670
Omnicom Group, Inc. (a)		52,851	3,112,924		—	—		—	—		52,851	3,112,924		52,851	3,112,924		52,851	3,112,924
Time Warner, Inc. (a)		70,108	4,039,623		—	—		—	—		70,108	4,039,623		70,108	4,039,623		70,108	4,039,623
Walt Disney Co. (The)		6,741	382,889		—	—		—	—		6,741	382,889		6,741	382,889		6,741	382,889
WPP PLC		—	—		10,358	164,988		—	—		10,358	164,988		—	—		10,358	164,988

			12,368,459			164,988			—		—	12,533,447		—	12,368,459		—	12,533,447

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	9.8%			7.6%			10.2%			9.7%			9.8%			9.7%
Agilent Technologies, Inc.		53,929	2,263,400		—	—		—	—		53,929	2,263,400		53,929	2,263,400		53,929	2,263,400
Amgen, Inc.		22,381	2,294,277		—	—		—	—		22,381	2,294,277		22,381	2,294,277		22,381	2,294,277
Astellas Pharma, Inc. (a)		—	—		2,300	123,782		9,800	527,420		2,300	123,782		9,800	527,420		12,100	651,202
Bayer AG		—	—		1,456	150,451		—	—		1,456	150,451		—	—		1,456	150,451
CSL, Ltd.		—	—		2,154	133,010		—	—		2,154	133,010		—	—		2,154	133,010
GlaxoSmithKline PLC		—	—		8,546	199,646		—	—		8,546	199,646		—	—		8,546	199,646
Johnson & Johnson (a)		72,804	5,935,710		—	—		15,409	1,256,296		72,804	5,935,710		88,213	7,192,006		88,213	7,192,006
Novartis AG		—	—		1,324	94,307		—	—		1,324	94,307		—	—		1,324	94,307
Novartis AG, ADR		21,572	1,536,789		—	—		—	—		21,572	1,536,789		21,572	1,536,789		21,572	1,536,789
PerkinElmer, Inc.		48,536	1,632,751		—	—		—	—		48,536	1,632,751		48,536	1,632,751		48,536	1,632,751
Pfizer, Inc.		172,573	4,980,457		—	—		—	—		172,573	4,980,457		172,573	4,980,457		172,573	4,980,457
Roche Holding AG		—	—		1,020	238,048		—	—		1,020	238,048		—	—		1,020	238,048
Thermo Fisher Scientific, Inc.		—	—		—	—		9,707	742,488		—	—		9,707	742,488		9,707	742,488

			18,643,384			939,244			2,526,204		—	19,582,628		—	21,169,588		—	22,108,832

REAL ESTATE				2.1%			2.7%			0.1%			0.3%			0.4%
American Tower Corp., REIT		—	—		—	—		8,598	661,358		—	—		8,598	661,358		8,598	661,358
Daito Trust Construction Co., Ltd. (a)		—	—		800	68,581		—	—		800	68,581		—	—		800	68,581
Mitsubishi Estate Co., Ltd. (a)		—	—		7,000	197,373		—	—		7,000	197,373		—	—		7,000	197,373

			—			265,954			661,358		—	265,954		—	661,358		—	927,312

RETAILING	3.0%						2.0%			2.8%			2.9%			2.7%
AutoZone, Inc. (a)(b)		2,697	1,070,089		—	—		—	—		2,697	1,070,089		2,697	1,070,089		2,697	1,070,089
Dollar General Corp. (b)		—	—		—	—		9,781	494,723		—	—		9,781	494,723		9,781	494,723
Lowe’s Cos., Inc.		35,054	1,329,248		—	—		—	—		35,054	1,329,248		35,054	1,329,248		35,054	1,329,248
Macy’s, Inc.		40,447	1,692,302		—	—		—	—		40,447	1,692,302		40,447	1,692,302		40,447	1,692,302
Target Corp. (a)		22,920	1,568,874		—	—		—	—		22,920	1,568,874		22,920	1,568,874		22,920	1,568,874

			5,660,513			—			494,723		—	5,660,513		—	6,155,236		—	6,155,236

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1.7%			3.3%			2.7%			1.7%			1.8%			1.9%
Altera Corp.		35,054	1,243,366		—	—		—	—		35,054	1,243,366		35,054	1,243,366		35,054	1,243,366
Analog Devices, Inc.		20,223	940,167		—	—		—	—		20,223	940,167		20,223	940,167		20,223	940,167
Samsung Electronics Co., Ltd.		—	—		139	188,648		497	674,519		139	188,648		497	674,519		636	863,167
Taiwan Semiconductor Manufacturing Co., Ltd., ADR		—	—		12,512	215,081		—	—		12,512	215,081		—	—		12,512	215,081
Texas Instruments, Inc. (a)		26,965	956,718		—	—		—	—		26,965	956,718		26,965	956,718		26,965	956,718

			3,140,251			403,729			674,519		—	3,543,980		—	3,814,770		—	4,218,499

SOFTWARE & SERVICES	7.1%			3.6%			6.5%			6.9%			7.0%			6.9%
Baidu, Inc., ADR (a)(b)		—	—		1,366	119,798		—	—		1,366	119,798		—	—		1,366	119,798
Cap Gemini SA		—	—		1,169	53,289		—	—		1,169	53,289		—	—		1,169	53,289
Google, Inc., Class A (b)		4,098	3,253,935		—	—		1,086	862,317		4,098	3,253,935		5,184	4,116,252		5,184	4,116,252
International Business Machines Corp.		8,629	1,840,566		—	—		—	—		8,629	1,840,566		8,629	1,840,566		8,629	1,840,566
Microsoft Corp.		177,966	5,091,607		—	—		—	—		177,966	5,091,607		177,966	5,091,607		177,966	5,091,607
Oracle Corp. (a)		103,814	3,357,345		—	—		—	—		103,814	3,357,345		103,814	3,357,345		103,814	3,357,345
SAP AG		—	—		3,389	271,988		—	—		3,389	271,988		—	—		3,389	271,988
Visa, Inc., Class A (a)		—	—		—	—		4,437	753,580		—	—		4,437	753,580		4,437	753,580

			13,543,453			445,075			1,615,897		—	13,988,528		—	15,159,350		—	15,604,425

TECHNOLOGY HARDWARE & EQUIPMENT	7.8%			2.8%			6.2%			7.4%			7.6%			7.3%
Apple, Inc.		9,168	4,058,032		—	—		—	—		9,168	4,058,032		9,168	4,058,032		9,168	4,058,032
Cisco Systems, Inc.		215,717	4,510,642		—	—		—	—		215,717	4,510,642		215,717	4,510,642		215,717	4,510,642
EMC Corp. (a)(b)		86,285	2,061,349		—	—		—	—		86,285	2,061,349		86,285	2,061,349		86,285	2,061,349
Hexagon AB, Class B		—	—		4,243	115,831		21,959	599,465		4,243	115,831		21,959	599,465		26,202	715,296
Murata Manufacturing Co., Ltd.		—	—		600	45,182		—	—		600	45,182		—	—		600	45,182
QUALCOMM, Inc.		61,696	4,130,547		—	—		13,790	923,241		61,696	4,130,547		75,486	5,053,788		75,486	5,053,788
Telefonaktiebolaget LM Ericsson, Class B		—	—		15,382	192,098		—	—		15,382	192,098		—	—		15,382	192,098

			14,760,570			353,111			1,522,706		—	15,113,681		—	16,283,276		—	16,636,387

TELECOMMUNICATION SERVICES	0.4%			3.3%			4.8%			0.6%			0.9%			1.0%
AT&T, Inc.		21,572	791,477		—	—		—	—		21,572	791,477		21,572	791,477		21,572	791,477
Softbank Corp. (a)		—	—		5,100	234,333		10,200	468,666		5,100	234,333		10,200	468,666		15,300	702,999
Verizon Communications, Inc. (a)		—	—		—	—		14,440	709,726		—	—		14,440	709,726		14,440	709,726

										Merger Scenario 1			Merger Scenario 2			Merger Scenario 3
	Global Allocation Fund			International Equity			Global Select Equity			Global Allocation and International Equity			Global Allocation and Global Select Equity			Global Allocation, International Equity and Global Select Equity
		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)		Shares	Value ($)
Vodafone Group PLC		—	—		63,952	181,203		—	—		63,952	181,203		—	—		63,952	181,203

			791,477			415,536			1,178,392		—	1,207,013		—	1,969,869		—	2,385,405

TRANSPORTATION	3.1%									2.9%			2.7%			2.6%
CSX Corp. (a)		92,758	2,284,630		—	—		—	—		92,758	2,284,630		92,758	2,284,630		92,758	2,284,630
United Parcel Service, Inc., Class B (a)		42,065	3,613,383		—	—		—	—		42,065	3,613,383		42,065	3,613,383		42,065	3,613,383

			5,898,013			—					—	5,898,013		—	5,898,013		—	5,898,013

UTILITIES	2.4%			1.3%						2.4%			2.2%			2.1%
AES Corp.		80,894	1,016,838		—	—		—	—		80,894	1,016,838		80,894	1,016,838		80,894	1,016,838
Calpine Corp. (b)		84,130	1,733,078		—	—		—	—		84,130	1,733,078		84,130	1,733,078		84,130	1,733,078
National Grid PLC		—	—		14,274	165,809		—	—		14,274	165,809		—	—		14,274	165,809
NextEra Energy, Inc. (a)		24,268	1,885,138			—		—	—		24,268	1,885,138		24,268	1,885,138		24,268	1,885,138

			4,635,054			165,809			—		—	4,800,863		—	4,635,054		—	4,800,863

Total Common Stocks			180,534,285			11,843,290			23,765,021		—	192,377,575		—	204,299,306		—	216,142,596

														—	—
Preferred Stocks	0.0%			1.3%			2.0%			0.1%			0.2%	—	—	0.3%
AUTOMOBILES & COMPONENTS	0.0%			1.3%						0.1%			0.0%	—	—	0.0%
Volkswagen AG		—	—		813	161,816		—	—		813	161,816		—	—		813	161,816

FOOD & STAPLES RETAILING							2.0%			0.0%			0.2%			0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar		—	—		—	—		9,201	485,159		—	—		9,201	485,159		9,201	485,159

																	—	—
Total Preferred Stocks			—			161,816			485,159		—	161,816		—	485,159		—	646,975

Exchange-Traded Funds	1.6%									1.5%			1.5%			1.4%
DIVERSIFIED FINANCIALS	0.3%									0.3%			0.3%			0.3%
Financial Select Sector SPDR Fund, ETF		34,889	634,631		—	—		—	—		34,889	634,631		34,889	634,631		34,889	634,631

																		—
INDUSTRIALS	1.3%									1.2%			1.2%			1.1%		—
Industrial Select Sector SPDR Fund, ETF (a)		59,934	2,501,046		—	—		—	—		59,934	2,501,046		59,934	2,501,046		59,934	2,501,046

Total Exchange-Traded Funds			3,135,677			—			—		—	3,135,677		—	3,135,677		—	3,135,677

Investment Companies	15.0%			12.8%			20.4%			14.9%			15.6%			15.4%
State Street Navigator Prime Securities Lending Portfolio (c)		28,498,949	28,498,949		1,585,098	1,585,098		5,026,220	5,026,220		30,084,047	30,084,047		33,525,169	33,525,169		35,110,267	35,110,267

Total Investment Companies			28,498,949			1,585,098			5,026,220		—	30,084,047		—	33,525,169		—	35,110,267

Total Investments	111.5%		212,168,911	109.4%		13,590,204	118.7%		29,276,400	111.4%	—	225,759,115	112.3%	—	241,445,311	112.2%	—	255,035,515

Other Assets & Liabilities, Net	-11.5%		(21,933,020)	-9.4%		(1,165,706)	-18.7%		(4,605,884)	-11.4%	—	(23,098,726)	-12.3%	—	(26,538,904)	-12.2%	—	(27,704,610)

Net Assets	100.0%		190,235,891	100.0%		12,424,498	100.0%		24,670,516	100.0%	—	202,660,389	100.0%	—	214,906,407	100.0%	—	227,330,905

Total Investments—Cost			184,238,781			11,950,904			24,675,686		—	196,189,685		—	208,914,467		—	220,865,371

(a) Securities (or a portion of securities) on loan. The loaned securities were secured with cash and securities collateral. Collateral is calculated based on prior day’s prices. See Note 4.
Market value of securities loaned as of March 31, 2013			$28,494,556			$1,512,833			$4,908,889			$30,007,389		—	$33,403,445		—	$34,916,278

Cash and securities collateral			$29,013,845			$1,585,098			$5,026,220			$30,598,943		—	$34,040,065		—	$35,625,163

(b) Non-income producing security.

(c) Represents investments of cash collateral received in connection with securities lending.

Glossary:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipts
NVDR	Non-Voting Depository Receipts
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at March 31, 2013:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
DJ Euro STOXX 50 Index	Jun-13	—	—	$—	1	$32,796	$(1,289)	—	$—	$—	1	$32,796	$(1,289)	—	$—	$—	1	$32,796	$(1,289)
FTSE 100 Index	Jun-13	—	—	—	—	—	—	1	96,437	(1,234)	—	—	—	1	96,437	(1,234)	1	96,437	(1,234)
S&P 500 Emini Index	Jun-13	76	$5,938,260	69,312	—	—	—	1	78,135	912	76	5,938,260	69,312	77	6,016,395	70,224	77	6,016,395	70,224

				$69,312			$(1,289)			$(322)			$68,023	—		$68,990	—		$67,701

Collateral pledged				$420,000			$20,000			$50,000			$440,000	—		$470,000	—		$490,000

Country	Percentage (based on Total Investments)*	Percentage (based on Total Investments)*	Percentage (based on Total Investments)*	Percentage (based on Total Investments)*	Percentage (based on Total Investments)*	Percentage (based on Total Investments)*
Australia	—	2.3%	—	0.1%	0.0%	0.1%
Belgium	—	1.1%	—	0.1%	0.0%	0.1%
Brazil	—	—	2.0%	0.0%	0.2%	0.2%
Canada	—	1.2%	—	0.1%	0.0%	0.1%
China	—	1.0%	—	0.1%	0.0%	0.1%
France	—	9.6%	2.3%	0.6%	0.3%	0.8%
Germany	—	12.1%	3.4%	0.7%	0.4%	1.0%
Hong Kong	—	2.5%	4.7%	0.2%	0.6%	0.7%
India	—	0.8%	—	0.1%	0.0%	0.0%
Ireland	2.2%	0.7%	—	2.1%	2.0%	1.9%
Italy	—	2.4%	4.2%	0.1%	0.5%	0.6%
Japan	—	21.5%	4.1%	1.3%	0.5%	1.6%
Netherlands	0.9%	3.8%	—	1.1%	0.8%	0.9%
Philippines	—	—	2.5%	0.0%	0.3%	0.3%
South Korea	—	1.6%	2.8%	0.1%	0.3%	0.4%
Sweden	—	5.3%	5.1%	0.3%	0.6%	0.9%
Switzerland	3.3%	9.1%	4.6%	3.6%	3.4%	3.7%
Taiwan	—	1.8%	—	0.1%	0.0%	0.1%
Thailand	—	0.3%	2.1%	0.0%	0.2%	0.2%
United Kingdom	—	22.9%	12.6%	1.4%	1.5%	2.6%
United States	93.6%	—	49.6%	87.9%	88.5%	83.7%

Total	100.0%	100.0%	100.0%	100.0%	100.1%	100.0%

*	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

PRO FORMA COMBINED

STATEMENTS OF OPERATIONS

Twelve Months Ended March 31, 2013

				Merger Scenario 1		Merger Scenario 2		Merger Scenario 3
				Global Allocation and International Equity		Global Allocation and Global Select Equity		Global Allocation, International Equity and Global Select Equity
	Highland Global Allocation Fund	Highland International Equity Fund	Highland Global Select Equity Fund	Pro Forma Adjustments	Pro Forma Fund	Pro Forma Adjustments	Pro Forma Fund	Pro Forma Adjustments	Pro Forma Fund
Investment Income:
Dividends	$2,379,155	$330,149	$483,271		$2,709,304		$2,862,426		$3,192,575
Interest	935	49	287		984		1,222		1,271
Less: Foreign taxes withheld	(14,787)	(27,686)	(23,827)		(42,473)		(38,614)		(66,300)
Securities lending income	6,882	2,495	3,954		9,377		10,836		13,331

Total Income	2,372,185	305,007	463,685		2,677,192		2,835,870		3,140,877

Expenses:					—		—		—
Investment advisory and administration fees (Note 5)	463,482	100,484	177,430	(72,882)	491,084	(105,938)	534,974	(154,173)	587,223
Distribution and shareholder service fees: (Note 5)	—	—	—		—		—		—
Class A	264,093	28,052	58,788		292,145		322,881		350,933
Class B	425	208	40		633		465		673
Class C	23,789	7,233	1,317		31,022		25,106		32,339
Class R	8	4	4		12		12		16
Transfer agent fees	125,516	43,731	65,343	(76,161)	93,086	(85,886)	104,973	(105,565)	129,025
Trustees fees	7,372	479	1,128	399	8,250	487	8,987	886	9,865
Custody fees	27,688	140,101	52,846	(136,804)	30,985	(46,780)	33,754	(183,584)	37,051
Accounting services fees	58,146	52,515	46,973	(45,592)	65,069	(34,234)	70,885	(79,826)	77,808
Audit fees	51,557	20,503	23,424	(20,503)	51,557	(23,424)	51,557	(43,927)	51,557
Legal fees	71,718	8,767	17,886	(8,767)	71,718	(17,886)	71,718	(26,653)	71,718
Registration fees	36,709	43,624	40,379	(43,624)	36,709	(40,379)	36,709	(84,003)	36,709
Reports to shareholders	61,966	6,934	13,822	444	69,344	(247)	75,541	197	82,919
Other	46,189	11,788	15,246	(6,289)	51,688	(5,127)	56,308	(11,416)	61,807

Total expenses before waiver and reimbursement (Note 5)	1,238,658	464,423	514,626		1,293,302		1,393,870		1,529,643
Less: Expenses waived or borne by the adviser and administrator	—	(125,398)	(78,334)	125,398	—	78,334	—	203,732	—

Net expenses	1,238,658	339,025	436,292	(284,381)	1,293,302	(281,080)	1,393,870	(484,332)	1,529,643

Net investment income (loss)	1,133,527	(34,018)	27,393		1,383,890		1,442,000		1,611,234

					—		—		—
Net Realized and Unrealized Gain (Loss) on Investments					—		—		—
Realized gain (loss) on:					—		—		—
Investments	15,554,961	299,914	1,191,700		15,854,875		16,746,661		17,046,575
Futures contracts	372,080	24,402	119,803		396,482		491,883		516,285
Foreign currency related transactions	—	(2,910)	(19,719)		(2,910)		(19,719)		(22,629)
Increase (decrease) in unrealized appreciation (depreciation) on:					—		—		—
Investments	1,805,381	639,689	1,116,502		2,445,070		2,921,883		3,561,572
Futures contracts	67,967	(1,289)	(1,785)		66,678		66,182		64,893
Foreign currency related translations	—	(8,903)	(1,478)		(8,903)		(1,478)		(10,381)

Net realized and unrealized gain (loss) on investments	17,800,389	950,903	2,405,023		18,751,292		20,205,412		21,156,315

Total increase (decrease) in net assets resulting from operations	$18,933,916	$916,885	$2,432,416		$20,135,182		$21,647,412		$22,767,549

NOTES TO PRO FORMA FINANCIAL STATEMENTS

MARCH 31, 2013 (UNAUDITED)

Note 1. General/Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of each of Highland International Equity Fund and Highland Global Select Equity Fund (together the “Acquired Funds,” and each an “Acquired Fund”) into Highland Global Allocation Fund (the “Acquiring Fund,” and together with the Acquired Funds, the “Funds”). Each Fund is a series of Highland Funds II (the “Trust”), a registered management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). For each separate proposed reorganization, the merger proposes to transfer substantially all of the assets of an Acquired Fund in exchange for the respective classes of shares of the Acquiring Fund as described elsewhere in this combined prospectus/proxy statement Each reorganization is independent of the other, and none is conditioned on the other.

The proposed reorganizations are as follows:

Since the reorganizations are not conditioned on the other, three possible merger scenarios could result and are illustrated within these financial statements:

•	Global Allocation Fund acquires International Equity Fund only: “Merger Scenario 1”;

•	Global Allocation Fund acquires Global Select Equity Fund only: “Merger Scenario 2”;

•	Global Allocation Fund acquires both Acquired Funds: “Merger Scenario 3.”

The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Acquiring Fund currently consists of five classes of shares: Class A, Class B, Class C, Class R and Class Y shares. Class B shares were closed for new purchases as of January 29, 2007, however, if the reorganization is approved, the Acquiring Fund expects to issue additional shares of a class to any respective class shareholders of the respective Acquired Fund(s) on the Closing Date (as defined in the Agreement and Plan of Reorganization).

Each class of the Acquiring Fund bears its common expenses based on the relative daily net assets of each class. In addition, a class may have class-specific expenses charged to the applicable class. Dividends and capital gain distributions, if any, are declared separately for each class. Differences in income dividend rates per share are generally due to differences in separate class-specific expenses.

The “Pro Forma Fund” as identified in these financial statements represents the combined fund(s) after each respective merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of each Acquired Fund for the respective classes of shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The reorganization would be accomplished by an acquisition of the net assets of each Acquired Fund in exchange for the respective class of shares of the Acquiring Fund at net asset value. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated. The unaudited pro forma Schedule of Investments and the unaudited pro forma Statement of Assets and Liabilities have been prepared as though the reorganization(s) had been effective on March 31, 2013. The unaudited pro forma Statement of Operations has been prepared as though the reorganizations(s) had been effective April 1, 2012 to report operations for the twelve months ended March 31, 2013.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of each Acquired Fund and the Acquiring Fund, which are included in the Funds’ semi-annual report dated March 31, 2013.

Note 2. Pro Forma Adjustments

The Pro Forma Adjustments in the accompanying pro forma financial statements are described below, which reflect the impact of each respective merger.

a)	To adjust shares outstanding of Pro Forma Fund based on combining the Acquired Fund(s) at the Acquiring Fund’s net asset value for each respective class of shares.

b)	To adjust advisory fees using the Acquiring Fund’s advisory fee rate for each Pro Forma Fund at the combined average daily net assets of the Acquired Fund(s) and the Acquiring Fund; and

c)	To remove duplicate audit/tax, legal, printing, state registration and other fees and expenses.

No adjustments have been made to investments owned on the Pro Forma Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor contrary to the investment objectives of the Acquiring Fund.

Note 3. Securities Valuations

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (‘NASDAQ”) are valued using the NASDAQ Official Closing Price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland Capital Management Fund Advisors, L.P. (“HCMFA”) conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, HCMFA believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments (in the Schedule of Investments), such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

Note 4. Securities Lending

The Acquiring Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Acquiring Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Acquiring Fund an amount equal to any interest or dividends received on securities subject to the loan. The Acquiring Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

Fund	Security Lending Market Value	Security Lending Cash Collateral	Security Lending Non-Cash Collateral*
Global Allocation Fund	$34,916,278	$35,110,267	$514,897

*	Security lending non-cash collateral consists of U.S. Government Treasury & agency debt and sovereign debt.

Note 5. Transactions with Affiliates & Expenses Incurred by the Acquiring Fund

Investment Advisory Fees

HCMFA serves as the investment adviser to the Acquiring Fund. For its investment advisory and administrative services, the Acquiring Fund pays HCMFA a monthly fee, computed and accrued daily, based on an annual rate of the Acquiring Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Acquiring Fund means the average daily value of the total assets of the Acquiring Fund less all accrued liabilities of the Acquiring Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Acquiring Fund’s contractual advisory fee with HCMFA was 0.55% for the six months ended September 30, 2012 and 0.40% for the six months ended March 31, 2013.

Sub-Advisory Fees

The Acquiring Fund was sub-advised by GE Asset Management Incorporated (“GEAM”) until April 8, 2013. HCMFA paid the sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the Acquiring Fund.

The ratios of expenses to average net assets based upon the information contained within the pro forma statements of operations as of March 31, 2013 are as follows:

Global Allocation Fund

Class	Global Allocation Fund	International Equity Fund	Global Select Equity Fund	Merger Scenario 1 Pro Forma Fund	Merger Scenario 2 Pro Forma Fund	Merger Scenario 3 Pro Forma Fund
Class A	1.13%	2.66%	1.85%	1.05%	1.04%	1.04%
Class B	2.05%	3.31%	2.54%	1.80%	1.79%	1.79%
Class C	1.93%	3.41%	2.59%	1.80%	1.79%	1.87%
Class R	1.26%	2.68%	1.94%	1.30%	1.29%	1.29%
Class Y	0.83%	0.79%	1.62%	0.80%	0.79%	0.79%

Fees may be voluntarily reduced or reimbursed by HCMFA or its affiliates to assist a fund in maintaining competitive expense ratios.

Distribution and Shareholder Service Fees

Each series of the Trust has a distribution and shareholder service plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule12b-1 under the Act. The Plans require the payment of a monthly service fee to Foreside Funds Distributors LLC (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of a Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $1,557 of front-end sales charges from the sale of Class A shares and $1,162 in contingent deferred sales charges from the redemption of Class B and Class C shares of the Trust.

Note 6. Capital Shares

Each Pro Forma Fund’s net asset values per share assume the issuance of class shares of the Acquiring Fund that would have been issued at March 31, 2013 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the total net assets of each class of shares of the Acquired Fund(s) as of March 31, 2013 divided by the net asset value per share of the respective class of shares of the Acquiring Fund as of March 31, 2013. The pro forma number of shares outstanding, by class, for the Pro Forma Fund as of March 31, 2013 is as follows:

Global Allocation Fund Merger Scenario 1:

Class	Acquiring Fund Shares Outstanding Pre Combination	Additional Shares Issued in Reorganization	Pro Forma Fund Total Shares Outstanding
Class A	16,639,904	1,002,892	17,642,796
Class B	387	945	1,332
Class C	324,642	69,377	394,019
Class R	211	86	297
Class Y	290,405	53,248	343,653
Total	17,255,549	1,126,548	18,382,097

Global Allocation Fund Merger Scenario 2:

Class	Acquiring Fund Shares Outstanding Pre Combination	Additional Shares Issued in Reorganization	Pro Forma Fund Total Shares Outstanding
Class A	16,639,904	2,224,428	18,864,332
Class B	387	56	443
Class C	324,642	13,996	338,638
Class R	211	93	304
Class Y	290,405	1,353	291,758
Total	17,255,549	2,239,926	19,495,475

Global Allocation Fund Merger Scenario 3:

Class	Acquiring Fund Shares Outstanding Pre Combination	Additional Shares Issued in Reorganization	Pro Forma Fund Total Shares Outstanding
Class A	16,639,904	3,227,320	19,867,224
Class B	387	1,001	1,388
Class C	324,642	83,373	408,015
Class R	211	179	390
Class Y	290,405	54,601	345,006
Total	17,255,549	3,366,474	20,622,023

Note 7. Federal Tax Information

Each fund of the Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, as amended (the “Code”). After the reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions sufficient to relieve it from all, or substantially all, Federal income or excise taxes.

Under the terms of the Agreement and Plan of Reorganization, it is intended that the exchange of assets of each Acquired Fund(s) for the respective classes of shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. Based upon that assumption, the tax cost of investments will remain unchanged within each combined fund. In a tax-free reorganization, so called “built-in” capital losses of the Acquired Fund(s), if any, are carried over to the Acquiring Fund on the closing date. There are several provisions of the Code that limit the ability of one fund to utilize the capital losses of another fund after the closing date.

PROXY CARD FOR
Highland Global Select Equity Fund
Proxy for a Special Meeting of Shareholders – [August 16], 2013

This Proxy is solicited on behalf of the Board of Trustees of the Highland Global Select Equity Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”).

The undersigned hereby appoints Brian Mitts and Ethan Powell, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [9:00 a.m.] (Central time), on [August 16], 2013, at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[Shareholder registration information]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or how to provide instructions regarding your vote, please contact our proxy information line toll-free at [1-888-505-5751]. Representatives are available Monday through

Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [August 16], 2013

The proxy statement for this meeting is available at: [www.kingproxy.com/highland]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

– – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – –

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free [1-888-505-5751] and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
Options below are available 24 hours a day / 7 days a week		Shareholder sign here Date

PHONE:	To cast your vote via a touch-tone voting line, call toll-free [1-888-505-5751] and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to [www.kingproxy.com/highland] and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Highland Global Select Equity Fund

CONTROL NUMBER

[Control Number]

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

– – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – –

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization by and among Highland International Equity Fund, Highland Global Select Equity Fund (each, an “Acquired Fund”), and Highland Funds II, on behalf of Highland Global Allocation Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of this proposal will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganizations. A vote in favor of this proposal is not conditioned upon the approval of shareholders of both Acquired Funds. For example, if shareholders of your Acquired Fund approve the reorganization, but shareholders of the other Acquired Fund do not approve the other reorganization, it is expected that the reorganization of your Acquired Fund will take place.	☐	☐	☐

THANK YOU FOR VOTING

PROXY CARD FOR
Highland International Equity Fund
Proxy for a Special Meeting of Shareholders – [August 16], 2013

This Proxy is solicited on behalf of the Board of Trustees of the Highland International Equity Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”).

The undersigned hereby appoints Brian Mitts and Ethan Powell, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [9:00 a.m.] (Central time), on [August 16], 2013, at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[Shareholder registration information]	QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or how to provide instructions regarding your vote, please contact our proxy information line toll-free at [1-888-505-5751]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [August 16], 2013

The proxy statement for this meeting is available at: [www.kingproxy.com/highland]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

– – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free [1-888-505-5751] and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week		Shareholder sign here Date

PHONE:	To cast your vote via a touch-tone voting line, call toll-free [1-888-505-5751] and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to [www.kingproxy.com/highland] and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Highland International Equity Fund

CONTROL NUMBER

[Control Number]

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

– – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – –

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization by and among Highland International Equity Fund, Highland Global Select Equity Fund (each, an “Acquired Fund”), and Highland Funds II, on behalf of Highland Global Allocation Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of this proposal will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganizations. A vote in favor of this proposal is not conditioned upon the approval of shareholders of both Acquired Funds. For example, if shareholders of your Acquired Fund approve the reorganization, but shareholders of the other Acquired Fund do not approve the other reorganization, it is expected that the reorganization of your Acquired Fund will take place.	☐	☐	☐

THANK YOU FOR VOTING

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article IV of the Declaration of Trust of Highland Funds II (“Registrant”) filed as Exhibit (1)(a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant’s Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit No.	Description of Exhibit

(1)(a)	Declaration of Trust, dated August 10, 1992. (1)

(1)(b)	Certificate of Amendment of Declaration of Trust. (2)

(1)(c)	Certificate of Amendment to Declaration of Trust. (3)

(1)(d)	Name Change Amendment to Declaration of Trust, dated as of February 16, 2011. (4)

(1)(e)	Name Change Amendment to Declaration of Trust, dated January 9, 2012. (5)

(1)(f)	Amended and Restated Designation of Series and Classes, dated May 15, 2013, filed herewith.

(2)	Amended and Restated By-Laws, dated February 21, 2011. (6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization, filed herewith.

(5)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Declaration of Trust and Amended and Restated By-laws. (1)(6)

(6)(a)	Form of Investment Advisory Agreements between each Highland Fund (formerly, Pyxis Fund) and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (7)

(6)(b)	Form of Sub-Advisory Agreement between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and GE Asset Management Incorporated. (7)

(6)(c)	Form of Sub-Advisory Agreement for Highland Small-Cap Equity Fund (formerly, Pyxis Small-Cap Equity Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Palisade Capital Management, L.L.C. (7)

(6)(d)	Form of Investment Advisory Agreement between Highland Funds II (formerly, Pyxis Funds II), on behalf of Highland Trend Following Fund (formerly, Pyxis Trend Following Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (8)

(6)(e)	Form of Sub-Advisory Agreement for Highland Trend Following Fund (formerly, Pyxis Trend Following Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Incline Capital, LLC. (8)

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(6)(f)	Form of Fee Waiver Agreement for Highland Trend Following Fund (formerly, Pyxis Trend Following Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Highland Funds II (formerly, Pyxis Funds II). (8)

(6)(g)	Form of Investment Advisory Agreement between Highland Funds II (formerly, Pyxis Funds II), on behalf of Highland Energy MLP Fund (formerly, Pyxis Energy MLP Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (9)

(6)(h)	Form of Investment Advisory Agreement between Highland Funds II (formerly, Pyxis Funds II), on behalf of Highland Dividend Equity Fund (formerly, Pyxis Dividend Equity Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (9)

(6)(i)	Form of Sub-Advisory Agreement for Highland Dividend Equity Fund (formerly, Pyxis Dividend Equity Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Brookmont Capital Management, LLC. (9)

(6)(j)	Form of Investment Advisory Agreement between Highland Funds II (formerly, Pyxis Funds II), on behalf of Highland Alpha Trend Strategies Fund (formerly, Pyxis Alpha Trend Strategies Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (9)

(6)(k)	Form of Sub-Advisory Agreement for Highland Alpha Trend Strategies Fund (formerly, Pyxis Alpha Trend Strategies Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Anchor Capital Management Group, Inc. (9)

(6)(l)	Form of Sub-Advisory Agreement for Highland Energy MLP Fund (formerly Pyxis Energy MLP Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Highland Capital Management, L.P. (10)

(6)(m)	Form of Investment Advisory Agreement between Highland Funds II (formerly, Pyxis Funds II), on behalf of Highland Natural Resources Fund (formerly, Pyxis Natural Resources Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (11)

(6)(n)	Investment Advisory Agreement between Highland Funds II, on behalf of Highland Alternative Income Fund (formerly, Pyxis Alternative Income Fund), and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (12)

(6)(o)	Sub-Advisory Agreement for Highland Alternative Income Fund (formerly, Pyxis Alternative Income Fund) between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Anchor Capital Management Group, Inc. (12)

(7)(a)	Form of Underwriting Agreement between Foreside Funds Distributors, LLC and Highland Funds II (formerly, Pyxis Funds II). (13)

(8)	Not applicable.

(9)(a)	Master Custodian Agreement between State Street Bank and Trust Company (“State Street”) and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Appendix A thereto (as Exhibit A may be amended from time to time). (14)

(9)(b)	Exhibits A and B to the Master Custodian Agreement Agreement between State Street and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Appendix A thereto (as Exhibit A may be amended from time to time). (14)

(10)(a)	Form of Amended Shareholder Servicing Plan. (17)

(10)(b)	Form of Amended and Restated Shareholder Servicing and Distribution Plan. (18)

(10)(c)	Form of Amended and Restated Shareholder Servicing and Distribution Plan. (19)

(10)(d)	Form of Amended and Restated Shareholder Servicing and Distribution Plan. (20)

(10)(e)	Form of Amended and Restated Shareholder Servicing and Distribution Plan. (21)

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(10)(f)	Fourth Amended and Restated Shareholder Servicing and Distribution Plan. (22)

(10)(g)	Form of Shareholder Servicing and Distribution Plan for Highland Trend Following Fund (formerly, Pyxis Trend Following Fund). (8)

(10)(h)	Rule 12b-1 Distribution Plan for the series of Highland Funds II listed on Appendix A (as Appendix A may be amended from time to time), filed herewith.

(10)(i)	Rule 12b-1 Distribution Plan for the series of Highland Funds II listed on Schedule A (as Schedule A may be amended from time to time). (9)

(10)(j)	Rule 18f-3 Plan. (23)

(10)(k)	Amended Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (19)

(10)(l)	Third Amended Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (21)

(10)(m)	Fourth Amended Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (22)

(10)(n)	Form of Fifth Amended and Restated Rule 18f-3 Multiple Class Plan. (8)

(10)(o)	Sixth Amended and Restated Rule 18f-3 Multiple Class Plan. (9)

(11)	Opinion and consent of counsel as to the legality of the securities being registered, filed herewith.

(12)	Opinion and consent of counsel with respect to tax matters. (to be filed by amendment)

(13)(a)	Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Schedule A thereto (as Schedule A may be amended from time to time). (14)

(13)(b)	Form of Administration Services Agreement between Highland Funds II (formerly, Pyxis Funds II) and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (15)

(13)(c)	Form of Administration Services Agreement between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) and Highland Funds II (formerly, Pyxis Funds II). (9)

(13)(d)	Master Administration Agreement between State Street and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Appendix A thereto (as Exhibit A may be amended from time to time). (14)

(13)(e)	Master Sub-Administration Agreement between State Street and Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.). (14)

(13)(f)	Participation Agreement by and among Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.), Highland Funds II (formerly, Pyxis Funds II) on behalf of Highland Natural Resources Fund (formerly, Pyxis Natural Resources Fund), Ascendant Natural Resources Master Fund, and Ascendant Advisors, LLC. (11)

(13)(g)	Expense Limitation and Recoupment Agreement between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital L.P.) and Highland Funds II (formerly, Pyxis Funds II) with respect to Highland Dividend Equity Fund (formerly, Pyxis Dividend Equity Fund). (14)

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(13)(h)	Expense Limitation and Recoupment Agreement between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital L.P.) and Highland Funds II (formerly, Pyxis Funds II) with respect to Highland Energy MLP Fund (formerly, Pyxis Energy MLP Fund). (14)

(13)(i)	Expense Limitation and Recoupment Agreement between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital L.P.) and Highland Funds II (formerly, Pyxis Funds II) with respect to Highland/iBoxx Senior Loan ETF (formerly, Pyxis/iBoxx Senior Loan ETF). (14)

(13)(j)	GEAM Code of Ethics. (24)

(13)(k)	Palisade Capital Management, L.L.C. Code of Ethics. (25)

(13)(l)	Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P.) Code of Ethics Policy. (4)

(13)(m)	Brookmont Capital Management, LLC, Code of Ethics Policy. (9)

(13)(n)	Anchor Capital Management Group, Inc., Code of Ethics Policy. (9)

(13)(o)	Incline Capital, LLC Code of Ethics Policy. (1)

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney, filed herewith.

(17)	Secretary’s Certificate certifying resolution by the Board of Trustees of the Trust required pursuant to Rule 483 under Securities Act of 1933, as amended. (14)

1.	Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registration Statement, previously filed with the Commission on September 22, 2011 (Accession Number 0000950123-11-086135).

2.	Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

3.	Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement, previously filed with the Commission on September 3, 1999 (Accession Number 0000889812-99-002635).

4.	Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registration Statement, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

5.	Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registration Statement, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

6.	Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement, previously filed with the Commission on October 21, 2011 (Accession Number 0000950123-11-091243).

7.	Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

8.	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

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9.	Incorporated herein by reference to Post-Effective Amendment No. 74 to the Registration Statement previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

10.	Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement previously filed with the Commission on November 29, 2011 (Accession Number 0000950123-11-100990).

11.	Incorporated herein by reference to Post-Effective Amendment No. 83 to the Registration Statement previously filed with the Commission on January 9, 2012 (Accession Number 0000950123-12-000445).

12.	Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement previously filed with the Commission on January 30, 2012 (Accession Number 0001193125-12-027684).

13.	Incorporated herein by reference to Post-Effective Amendment No. 102 to the Registration Statement previously filed with the Commission on November 29, 2012 (Accession Number 0001193125-12-485870).

14.	Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registration Statement previously filed with the Commission on January 28, 2013 (Accession Number 0001193125-13-026349).

15.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

16.	Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Registration Statement previously filed with the Commission on January 5, 1993.

17.	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement previously filed with the Commission on September 1, 1993.

18.	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement previously filed with the Commission on November 18, 1993.

19.	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement previously filed with the Commission on July 9, 1999 (Accession Number 0000889812-99-002088).

20.	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

21.	Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registration Statement previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

22.	Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

23.	Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 16 to the Registration Statement previously filed with the Commission on October 6, 1995.

24.	Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

25.	Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement previously filed with the Commission on January 25, 2002 (Accession Number 0000912057-02-002638).

C-5

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 12 through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned in the City of Dallas and the State of Texas, on this 14th day of June, 2013.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

As required by the Securities Act, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell Ethan Powell	Trustee, Executive Vice President and Secretary (Principal Executive Officer)	June 14, 2013

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	June 14, 2013

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Chairman of the Board, Trustee	June 14, 2013

/s/ James F. Leary* James F. Leary	Trustee	June 14, 2013

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	June 14, 2013

/s/ Brian Mitts* Brian Mitts	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 14, 2013

* By:	/s/ Ethan Powell
Ethan Powell
Attorney in Fact**

June 14, 2013

**	Pursuant to a power of attorney filed herewith.

Exhibit Index

Exhibit No.
(1)(f)	Amended and Restated Designation of Series and Classes, dated May 15, 2013.
(4)	Form of Agreement and Plan of Reorganization.
(10)(h)	Rule 12b-1 Distribution Plan for the series of Highland Funds II listed on Appendix A (as Appendix A may be amended from time to time).
(11)	Opinion and consent of counsel as to the legality of securities being registered.
(14)	Consent of Independent Registered Public Accounting Firm.
(16)	Powers of Attorney.